As filed with the Securities and Exchange Commission on August 10, 2010
1933 Act File No. 333-
1940 Act File No. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and/or

☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ AMENDMENT NO. ______________________

SteelPath Energy Infrastructure Investment Company
(Exact Name of Registrant as Specified in Charter)

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (214) 740-6040

Gabriel Hammond
2100 McKinney Ave, Suite  1401
Dallas, Texas 75201
 (Name and Address of Agent for Service)

Copies of Communications to:

Laura Lanza Tyson	Name
Baker Botts L.L.P.	Company
98 San Jacinto Blvd., Suite 1500	Address
Austin, Texas 78701-4078
(512) 322-2500	Phone

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock	50,000	$ 20.00	$1,000,000.00	$71.30

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. Includes shares to be issued pursuant to over allotment option.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

Form N-2

CROSS REFERENCE SHEET

Location in Prospectus	Items in Part A of Form N-2
1. Outside Front Cover	Outside Front Cover page
2. Cover pages, Other Offering Information	Cover Page
3. Fee Table and Synopsis	Fees and Expenses
4. Financial Highlights	Not Applicable
5. Plan of Distribution	The Offering, Fees and Expenses, Underwriting
5. Selling Stockholders	Not Applicable
7. Use of Proceeds	Use of Proceeds
8. General Description of the Registrant	Cover page, Prospectus Summary, Business, Investment Policies and Restrictions, Risk Factors, Closed-End Fund Structure
9. Management	Prospectus Summary, Management, Fees and Expenses
10. Capital Stock, Long-Term Debt, and other Securities	Risk Factors, Description of Capital Stock, Certain Provisions of Our Charter and Bylaws, Material U.S. Federal Income Tax Considerations,
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Not Applicable
13. Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Items in Part B of Form N-2	Location in Prospectus and SAI
14. Cover Page	Cover Page
15 Table of Contents	Cover Page
16. General Information and History	Not Applicable
17. Investment Objective	Use of Leverage, Investment Policies and Restrictions, Risk Factors, Additional Information About Investment Policies and Restrictions
18. Management	Prospectus Summary, Management, Management of the Fund
19. Control Persons and Principal Holders of Securities	Not Applicable
20. Investment Advisory and Other Services	Investment Management Agreement, Investment Advisory Agreement, Other Services
21. Portfolio Managers	Management, Management of the Fund
22. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
23. Tax Status	Material U.S. Federal Income Tax Considerations, Tax Status
24. Financial Statements	Not Applicable

Items in Part C of Form N-2
Items 25 - 33 have been answered in Part C of this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus and Statement of Additional Information dated August 10, 2010

PRELIMINARY PROSPECTUS

50,000 shares

SteelPath Energy Infrastructure Investment Company

Common Stock

$20.00 per share

We are offering 50,000 shares of our common stock. We are a newly organized Maryland corporation created to invest primarily in Energy Infrastructure Companies, defined below. We have filed an election to be treated as a registered investment company under the Investment Company Act of 1940, or the “1940 Act.” We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

Our investment objective is to generate a high level of current income, with a focus on capital preservation and inflationary growth primarily through debt and equity investments. We will seek to achieve this objective by investing at least 90% of our net assets together with the proceeds of any borrowings (our “total assets”) in securities of companies that derive the majority of their revenue from activities in the energy infrastructure industry, including: (a) Midstream Energy Infrastructure Companies, which are businesses that operate assets used to gather, transport, and store natural gas, natural gas liquids, crude oil, or refined petroleum products; (b) Downstream Energy Infrastructure Companies, which are businesses that process, treat, and refine natural gas, natural gas liquids, and crude oil; and (c) Other Energy Infrastructure Companies, which are businesses engaged in owning and managing alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen, and biodiesel. Midstream, Downstream, and Other Energy Infrastructure Companies are collectively referred to herein as “Energy Infrastructure Companies.”

 Investment Advisor. We will be managed by SteelPath Fund Advisors (“SteelPath” or “SFA”), a leading investor in both energy infrastructure securities and Master Limited Partnerships. SteelPath is the Fund's investment advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services.

Our common stock has no history of public trading. Shares of closed-end management investment companies, including business development companies, may trade at discounts to their net asset value, increasing the risk of loss to purchasers in this offering. We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “   ”.

Investing in our common stock may be speculative and involves a high degree of risk, including risks associated with the use of leverage. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 36 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201 or by telephone at (214) 740-6040 or on our website at (www.steelpath.com). The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

	Per Share		Total(1)

Public Offering Price		$20.00	$	[ ]

Sales Load (underwriting discounts and commissions)	$	[ ]	$	[ ]

Proceeds, Before Expenses, To Us(2)	$	[ ]	$	[ ]

(1)
The underwriters also may purchase up to an additional             shares at the public offering price, less sales load, within        days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $     , the total sales load will be $    and the total proceeds, before expenses, to us will be $     .

(2)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters expect to deliver the shares to purchasers on or about        , 2010.

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

underwriters

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
THE OFFERING	6
FEES AND EXPENSES	10
USE OF LEVERAGE	12
FORWARD-LOOKING STATEMENTS	14
USE OF PROCEEDS	16
DIVIDENDS	17
CAPITALIZATION	18
BUSINESS	19
INVESTMENT POLICIES AND RESTRICTIONS	23
MANAGEMENT	31
INVESTMENT MANAGEMENT AGREEMENT	34
RISK FACTORS	36
NET ASSET VALUE	55
DISTRIBUTIONS	57
DIVIDEND REINVESTMENT PLAN	57
DESCRIPTION OF CAPITAL STOCK	59
CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS	61
AND THE MARYLAND GENERAL CORPORATION LAW	61
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	66
CLOSED-END FUND STRUCTURE	70
UNDERWRITING	70
ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT	73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
LEGAL MATTERS	73
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	74

i

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume regardless of the time of delivery of this prospectus or sale of common stock that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

Until            , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, particularly the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our”, the “Company” and the “Fund” refer to SteelPath Energy Infrastructure Investment Company;  “SteelPath” or “SFA” refer to SteelPath Fund Advisors LLC, “MLPs” refer to publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for tax purposes; and “Limited Partnerships” refers to both MLPs and to non-publicly traded Energy Infrastructure Companies organized as limited partnerships and limited liability companies treated as partnerships for tax purposes. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

Introduction

About Our Company

We are a newly organized investment company incorporated under the laws of the State of Maryland to invest primarily in Energy Infrastructure Companies. Our operations will be externally managed and advised by our Advisor, pursuant to an investment management agreement. Our investment objective is to generate a high level of current income, with a focus on capital preservation and inflationary growth primarily through debt and equity energy infrastructure investments. We will seek to achieve this objective by investing at least 90% of our net assets together with the proceeds of any borrowings in securities of companies that derive the majority of their revenue from activities in the energy infrastructure industry, including: Midstream Energy Infrastructure Companies, which are businesses that operate assets used to gather, transport, and store natural gas, natural gas liquids, crude oil, or refined petroleum products; Downstream Energy Infrastructure Companies, which are businesses that process, treat, and refine natural gas, natural gas liquids, and crude oil; and Other Energy Infrastructure Companies, which are businesses engaged in owning and managing alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen, and biodiesel.

We expect that a key focus area for our investments in the energy industry will be debt investments in Energy Infrastructure Companies and equity investments in Energy Infrastructure Companies structured as limited partnerships. We also expect to evaluate debt and equity investments in Downstream and Other Energy Infrastructure Companies. We refer to these investments as our “Targeted Investments.” As of the date of this prospectus, we have not entered into any letter of intent or agreement in principle with respect to any specific Targeted Investments in which we contemplate investing the net proceeds of this offering.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 15% of our total assets, which includes assets obtained through such leverage.

We have filed an election to be treated as a registered investment company under the 1940 Act. We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

About Our Advisor

We will be managed by SteelPath Fund Advisors LLC, a Delaware limited liability company formed in 2009. SteelPath is a leading investment advisor of energy infrastructure securities and Master Limited Partnerships, registered under the Advisors Act of 1940, or the “Advisers Act.” In March of 2010, SteelPath launched the first family of MLP mutual funds.

SteelPath is an SEC-registered Advisor headquartered in Dallas, Texas, with offices at 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201, that utilizes fundamental analysis to invest in the energy infrastructure sector. Combining a bottoms-up private equity investing process with board-level access to public companies, SteelPath seeks to maximize absolute total returns on a risk-adjusted basis.

SteelPath is focused exclusively on energy infrastructure, which excludes royalty trusts, utilities, and REITs. We are based in Dallas, which provides us with immediate access to executive management teams, deal flow, and general industry chatter, as roughly two-thirds of the over two hundred entities in the infrastructure space are based in Texas or the surrounding states. This proximity is critical to the firm’s research efforts, which demand constant contact with management teams. We have found that our discussions with company executives are much more productive in their offices as opposed to over the phone or at industry conferences. Our proximity enables us to conduct frequent due diligence trips to inspect the physical assets of the companies, as well as engage the asset-level operations personnel, who frequently provide us with a better understanding of the particular pipeline or plant of which they are in charge. SteelPath’s presence in Dallas also reinforces our long-term commitment to the industry and its constituents.

The two members of the Advisor’s investment committee previously worked together at Goldman, Sachs & Co., researching and investing in Master Limited Partnerships.  As a result of this prior work and their work together at SteelPath, the members of the investment committee have established a foundation of knowledge and strong relationships with executives.  The two members of the Advisor’s investment committee will be primarily responsible for the day-to-day management of the fund’s portfolio.

Gabriel Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division. Specializing in the Master Limited Partnership midstream energy space, Mr. Hammond advised Goldman Sachs, & Co. Asset Management with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman. Mr. Hammond sits on the Board of Directors of the National Association of Publicly Traded Partnerships, and is also a director of PostRock Energy Corporation. Mr. Hammond graduated from Johns Hopkins University, with Honors in Economics.

Stuart Cartner is a former Vice President in the Private Wealth Management Division of Goldman, Sachs & Co. As a Private Wealth Advisor for nineteen years at Goldman, he was responsible for managing a multi-hundred million dollar portfolio of midstream Master Limited Partnerships for over a decade. Through his membership in a broader investment team with $3 billion under management, he has diverse investing and risk management experience across the public and private equity and derivatives spaces. Prior to his time at Goldman, Mr. Cartner worked at Trammell Crow Company and General Electric. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the J.L. Kellogg Graduate School of Management, Northwestern University.

Targeted Investments

We will seek to achieve our investment objectives by investing in a wide range of securities that produce a high level of current income, including, but not limited to, energy infrastructure asset joint ventures, fixed income securities and dividend-paying equity securities, including securities issued by MLPs. Securities that generate income in which we may invest include, but are not limited to, the following classes of securities:

•           Fixed income securities of Energy Infrastructure Companies.  The dislocation in the credit markets has created interesting opportunities in the energy infrastructure debt markets. We believe opportunities exist to purchase the debt securities of large, well capitalized publicly traded energy companies at attractive valuations.

•           Secured, asset-level debt in the Energy Infrastructure Companies.  Outstanding asset-level debt (issued by subsidiaries of public and private corporations , and MLPs) in the energy infrastructure sector is an approximately $100 billion market that allows the Advisor to select the individual credits of certain energy infrastructure assets to further high-grade the value of our credit portfolio.

•           Greenfield Projects. We intend to invest in the equity interests and secured debt of private joint ventures formed to build energy-related projects with little or no operating history (“Greenfield Projects”). We will seek to work with existing Energy Infrastructure Companies and MLPs to form joint ventures to construct Greenfield Projects. Greenfield Projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. This niche leverages the organizational span and operating expertise of large, publicly traded companies to earn higher returns while receiving asset-level security. This arrangement considerably lowers the investment risk profile relative to usual private equity financing and build-outs. Taking advantage of financing restrictions, this is perhaps the most attractive area of investment.

•           Private equity securities of Energy Infrastructure Companies.  Comprised of traditional private equity control positions, minority investments, and private investments in public entities. Long-term demand trends, fruitful unconventional gas production growth, a change towards greater utilization of Canadian and other heavy crudes by US refiners, and a lack of existing energy infrastructure provide a significant backlog of new-build projects that are ripe for financing. Financing needs for acquisition and consolidation opportunities are also substantial.

•           Publicly Traded Energy Infrastructure Equities.  We will invest in the public equities of Energy Infrastructure Companies including investing in the securities of Master Limited Partnerships.

Investment Opportunities

We believe that there are considerable opportunities for the kinds of Targeted Investments we intend to make in Energy Infrastructure Companies. A number of conditions have created this demand, including the following:

•           Alternative Financing for Greenfield Projects.  Direct investments in joint ventures at the asset level provide financial partners potentially superior risk-adjusted returns given the combination of private asset valuation at entry and the benefits from a large, established public company’s management operating expertise, organizational framework, and synergies. We believe that there will be substantial new construction or greenfield opportunities for existing MLPs that may be difficult to finance through conventional sources, in part because the project may not generate adequate cash flows during the building period to fund cash distributions on new equity or interest payments on new debt. We believe that we can provide capital to a joint venture that would be structured as pay-in-kind securities until the construction period is completed, at which time those interest payments or dividends would be made in cash or the securities would be redeemed. In addition, by teaming up with a publicly traded MLP, the financial partner gains a considerably more attractive exit strategy through the potential exchange of the minority stake in the JV for publicly traded units, which is both quicker and more straightforward than trying to affect a private sale or IPO of a traditional private equity financed company. We will also seek to identify and capitalize new management teams to undertake Greenfield Projects or make acquisitions of underutilized assets.

•           Debt Investments in established Energy Infrastructure Companies.  We believe that investors deploying capital into the energy infrastructure sector today have an historic opportunity for several reasons. Although the recession has negatively impacted many types of businesses, the current cash flows of existing midstream infrastructure assets remain relatively healthy. We believe that fundamentals remain sound in the energy infrastructure space. Despite the strong investment opportunity, this collection of companies has experienced limited access to traditional capital markets. Private sources have been sidetracked by the broader market dislocation, and the infrastructure sector has largely been ignored by traditional private equity players that are more focused on the higher returns that can be gained by taking commodity price risk. More recently, the credit crisis has caused investment banks to reign in lending activities, creating additional opportunities to step into the infrastructure debt markets.

•           Equity Investments in established public energy infrastructure companies.  The U.S. is in the middle of an energy infrastructure build-out predicated on two fundamental factors: modest long-term growth in energy demand and shifting locations of supplies. These factors are still at play even in this rough economic climate. After slightly contracting in 2009, the Energy Information Administration ("EIA") is forecasting energy use to return to slow but steady growth over the coming decades, including the use of fossil fuels. Shifting supply sources are just as significant, as old pipe is permanent and cannot be moved. Burgeoning unconventional resource plays will more than double their gas production by 2015. The opportunity set is noteworthy: we believe that at least $150 billion of new-build assets and at least $200 billion of existing assets are still held in private and public corporations that will continue to migrate to the MLP structure over the next ten years. Given the expansion opportunities, we believe that public equity investments in the energy infrastructure will be able to outpace the broader market.

Characteristics of the Energy Infrastructure Companies in Which We Invest

For the reasons discussed below we believe that the returns for our Targeted Investments have the ability to be more attractive from a risk-adjusted standpoint than investments in many other industries.

•           Fair Valuation.  Capital preservation is a principal focus of this portfolio and we believe that valuation is an important component to protecting our shareholder’s investment. Comfort with an existing enterprise’s net asset value which allows for an understanding of potential downside risk of any investment is an important determinant in underpinning the Investment Committee’s decision to proceed with any investment.

•           Stable Cash Flow.  We expect that our investments will be focused on Energy Infrastructure Companies that produce stable cash flows. In particular, we believe that because a significant portion of the assets owned and operated by Energy Infrastructure Companies do not take ownership of the commodities that they transport, they have limited commodity price risk. Additionally, the tariffs that Energy Infrastructure Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation.

•           Increasing Cash Flows from Organic Growth.  Companies owning and operating midstream assets generate revenues based on the volumes handled or transported. Volume increases can have a considerable impact on earnings and cash flow growth because midstream assets generally have high percentage fixed costs and low percentage variable costs. Annual fee or tariff increases tied to an index, such as the Producer Price Index, can also positively impact a company’s cash flow stream.

•           Substantial Growth from Greenfield Projects.  The substantial improvements in available drilling technology and focus on “unconventional” resource plays, such as the Marcellus and Haynesville Shales, has led to amplified drilling activity in basins that were previously thought to be uneconomic in a lower commodity price environment. This escalation in drilling activity has created a substantial increase in the demand for additional midstream infrastructure to move this new production to market. Our anticipated Targeted Investments may include development of existing infrastructure or investments in new projects to meet these logistical needs.

•           Limited Commodity Price Risk.  We intend to target investment opportunities in which the direct and indirect commodity price risk is limited. Energy infrastructure is generally a toll-road type business model. Companies do not take ownership of the commodities that they transport, making them agnostic to commodity price fluctuations. However, we may invest in some companies that face more substantial commodity price risk if those firms use appropriate financial risk management products, such as commodity swaps, to mitigate their exposure to commodity price fluctuations.

•           Proven Management Teams.  We intend to make investments in companies with management teams that have a proven track record of excellence and in our view are likely to be able to repeat that success. In general, these management teams will often be knowledgeable about and focus in particular geographic areas or with respect to certain types of assets. We expect that the extensive experience and network of business relationships of our Advisor in the energy industry will allow us to identify management teams that fit these criteria.

Competitive Strengths

We believe that our Advisor’s market knowledge, experience and industry relationships will enable it to identify strong investment opportunities in Energy Infrastructure Companies. Moreover, the senior professionals of SFA have built a strong reputation in the energy infrastructure sector and have many long-term relationships with industry executives, which we believe gives us a vital advantage in sourcing and structuring transactions. Our Advisor should also benefit from access to the extensive sourcing relationships and industry expertise of SFA.

•           Efficient Tax Structure.  We are the first energy infrastructure or Master Limited Partnership focused closed-end fund to make a regulated investment company or “RIC” tax election. As a regulated investment company, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential portfolio companies that are comparable to those offered by our corporate-taxpaying competitors, and achieve net investment revenues that are often greater than their after-tax net revenues. Furthermore, tax-exempt investors in our common stock who do not finance their acquisition of our stock with indebtedness will not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

•           Extensive Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our Advisor have developed with Energy Infrastructure Company management teams, we believe that we will have unique access to investment opportunities in our target markets. Additionally, our Advisor’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy industry and to identify differences in value among individual investment opportunities. We believe our Advisor’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a contributor in transactions originated by other firms.

•           Flexible Transaction Structuring Capabilities and Significant Expertise.  Our Advisor’s senior professionals have substantial experience in seeking investments that we believe balance the needs of growing Energy Infrastructure Companies. Further, our ability to fund a significant amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to dedicate in the energy sector. Additionally, we will not be subject to the regulatory limitations that govern certain competing lending institutions such as capital adequacy requirements applicable to commercial banks. As a result, we expect to have more flexibility in structuring investments and selecting the types of securities in which we invest. The senior professionals of our Advisor have industry-leading experience identifying and structuring energy investments. This experience, combined with the ability of our Advisor’s senior professionals to engage in regular dialogue with industry participants, gives us an advantage in structuring transactions mutually attractive to us and the portfolio company.

•           Longer Investment Horizon than Private Fund Competitors.  We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital. Unlike traditional private equity funds, we will not be subject to standard capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period, typically 5 years. These restrictions often force private equity funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might absent such provisions, potentially resulting in a lower overall return to investors and in some cases an adverse impact on their portfolio companies. Importantly, we will be able to match our portfolio company’s long-term needs, enabling us to earn higher returns.

Operating and Regulatory Structure

Our investment activities will be supervised by our board of directors, a majority of whom are independent. Under our investment management agreement, we have agreed to pay SFA a fee based on the value of our total assets, including assets acquired with borrowed funds. See “Management — Investment Management Agreement.”

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” Equity securities issued by certain limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries. See “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” and “Material U.S. Federal Income Tax Considerations.”

THE OFFERING

Common stock offered by us	50,000 shares, excluding ,000,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding immediately after this offering
50,000  shares, excluding      ,000,000  shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The public offering price is $20.00 per common share.

A minimum amount of 100 shares ($2000) must be purchased by an investor in order to participate in this offering.

Use of proceeds
We intend to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that, depending on market conditions, substantially all of the net proceeds of this offering will be used for the above purposes in approximately nine months. Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments with maturities of one year or less from the date of investment.

Dividends
We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. We anticipate that we will pay a dividend on or about     ,    for the period from the closing of this offering to ,    .

Taxation
We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC.” As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and our taxable subsidiaries and distribute to our stockholders as dividends. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes. We will be subject to income tax if we are unable to qualify as a RIC.

Dividend reinvestment plan
We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash.

Listing	Our common stock has been approved for listing on the New York Stock Exchange, subject to notice of official issuance, under the symbol “ ”.

Management arrangements	SteelPath Fund Advisors serves as our investment adviser and provides certain administrative services to us.

Anti-takeover provisions
Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These antitakeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Leverage
We may seek to enhance our total returns through the use of leverage, which may include the issuance of Leverage Instruments. There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 15% of our total assets, which includes assets obtained through such leverage. The use of leverage involves significant risks. If we issue Leverage Instruments, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.”

Risk factors
We face many risks related to our business and our structure, including but not limited to our lack of an operating history and dependence of our Advisor’s senior personnel. We may not be able to obtain additional financing needed for our growth and favorable performance. We must compete for investments with others who have greater resources. Our Advisor and its personnel will provide services to other investors and funds, which could limit their services to us and limit our investment opportunities. Our investments may be difficult to value. We will be subject to income tax if we are unable to qualify as a RIC.

We face risks related to our investments in the energy industry because the revenues, income, losses and valuations of Energy Infrastructure Companies can fluctuate suddenly and dramatically. We have not yet identified any specific investments for our investment portfolio. Non-public investments can be riskier than investments in public companies. Our investments will be less liquid, which might prevent opportune sales. Our investments in small and developing companies are riskier than investments in larger or more established companies. Our equity investments may decline in value and the debt securities in which we invest are subject to credit and pre-payment risk.

Additionally, there are risks related to this offering and our common stock. There may be delays in investing the proceeds of this offering. We may not be able to pay dividends on our common stock, or they may not grow. We face tax risks that can adversely affect our common stockholders. An investment in our shares is not intended for short-term investors. Our future offerings of securities or instruments could dilute common stockholders and be senior to them for dividends and liquidation. A regular trading market for our common stock may not develop, and the price may be volatile. Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value.

See “Risk Factors” beginning on page 36 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information
After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Corporate Information	Our principal executive office is located at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201; and our telephone number is 214-740-6040. Information about us can be found at www.steelpath.com.

FEES AND EXPENSES

The purpose of the table and example below is to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. The following table shows the Fund’s expenses as a percentage of the offering price as well as net assets attributable to common shares. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load Paid	4.50%
Offering Expenses Borne by the Fund	0.20%
Dividend Reinvestment Plan Fees	[ ]%
Total Stockholder Transaction Expenses	4.70%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees (5)	1.47%
Leverage Costs(6)	0.65%
Other Expenses(7)	0.29%
Total Annual Expenses	2.42%
Less Base Management Fee Reimbursement	0%
Net Annual Expenses	4.83%

(1)           For a description of the sales load and of other compensation paid to the underwriters by the Fund, see “Underwriting.” The Advisor (not the Fund) has agreed to pay from its own assets structuring fees to (underwriters).

(2)           The Fund will pay offering costs of up to $     per share, estimated to total approximately $      . The Advisor has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $      per share.

(3)           The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)           Assumes leverage of approximately $42 million determined using the assumptions set forth in footnote (6) below.

(5)           Although our management fee is 1.25% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means our total assets (including any assets purchased with any borrowed funds) less the sum of accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred shares. Net assets is defined as Managed Assets less debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Management of the Fund — Advisory Agreement — Management Fee.”

(6)           We may borrow money or issue debt securities and/or preferred stock to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The table above assumes we borrow for investment purposes approximately $42 million, which reflects leverage in an amount representing 15% of our total assets (including such borrowed funds) assuming an annual interest rate of 3.70% on the amount borrowed and assuming we issue 10 million common shares.

(7)           “Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent, our administrator and legal and accounting expenses. The holders of our common shares indirectly bear the cost associated with such other expenses.

(8)           The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our common shares. The table presented below, unlike the table presented above, estimates what our annual expenses would be stated as a percentage of our Managed Assets. As a result, our estimated total annual expenses would be as follows:

Management Fee	1.25%
Interest Payments on Borrowed Funds	0.56%
Other Expenses	0.25%
Total Annual Expenses	2.06%
Less Fee and Expense Reimbursement	%
Net Annual Expenses	%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon (1) assumed offering expenses of [  ]%, (2) a sale load of [  ]% and (3) a payment of annual operating expenses at 2.42%,  as a percentage of net assets attributable to shares of common stock  The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return on a $1,000 investment in common shares, as mandated by applicable regulations.

The first example assumes that we issue [   ] common shares in an amount equal to [  ]% of our managed assets:

1 Year	3 Years	5 Years	10 Years
$ [ ]	$ [ ]	$ [ ]	$ [ ]

The following example assumes that we issue [   ] common shares and do not engage in any borrowings:

1 Year	3 Years	5 Years	10 Years
$ [ ]	$ [ ]	$ [ ]	$ [ ]

The examples should not be considered a representation of future expenses of return. Actual expenses may be greater or less than those shown. The final number of common shares issued will affect these cumulative expenses. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

As of the date of this Prospectus, the Fund has not commenced investment operations. The “Other Expenses” shown in the table and related footnote above represent estimated amounts for the Fund’s first year of operation unless otherwise indicated and assume that the Fund issues approximately 10 million common shares. If the Fund issues fewer common shares, all other things being equal, certain of these percentages would increase. For additional information with respect to the Fund’s expenses, see “Management of the Fund” and “Dividend Reinvestment Plan.”

USE OF LEVERAGE

Until the proceeds of this offering are substantially invested in accordance with our investment objective, we do not intend to use any leverage. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we expect to use leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). We anticipate that we will invest the majority of the net proceeds of this offering within nine months, and may thereafter use Leverage Instruments to seek to enhance our total return. There is no assurance that we will utilize Leverage Instruments, or if leverage is utilized, that our total return will be enhanced. In the event we use leverage, subject to market conditions, we currently anticipate that such leverage would equal in the aggregate 15% of our total assets, which includes assets obtained through such leverage. The use of leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage were not used. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

The use of Leverage Instruments creates risk for holders of our common stock, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in dividend rates or interest rates on Leverage Instruments may negatively affect the return to the holders of our common stock or may result in fluctuations in the dividends paid by us on our common stock. In addition, any Leverage Instruments used would have priority upon distribution of assets over our common stock.

To the extent the return on securities purchased with funds received from the use of Leverage Instruments exceeds the cost of those Leverage Instruments, our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of such Leverage Instruments (including base management fee payable to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for us to distribute to our common stockholders will be reduced. In the latter case, our Advisor, in its best judgment, may determine to maintain our leveraged position if it expects that the long-term benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we expect that we will be able to invest the proceeds from Leverage Instruments at a higher rate than the costs of those Leverage Instruments, which would enhance returns to our common stockholders. There is no assurance that if Leverage Instruments are utilized, our total return will be enhanced. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. The base management fees paid to our Advisor will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use Leverage Instruments, the management fee payable to our Advisor will be higher than if we did not use Leverage Instruments. Consequently, we and our Advisor may have differing interests in determining whether to use Leverage Instruments. The board of directors will monitor our use of Leverage Instruments and this potential conflict.

Under the 1940 Act, we are not permitted to issue preferred stock except immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. In other words, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are restricted from declaring any cash dividend or other distribution on our common stock, or purchasing any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. In other words, we may not issue debt securities in a principal amount of more than 33.33% of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act states that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

Assuming that the Leverage Instruments will represent 15% of our total assets and we pay dividends or interest on such Leverage Instruments at an annual average interest/dividend rate of 4.25%, the income generated by our total portfolio (before management fees and other expenses) must exceed 10.0% and the income generated by the assets acquired through leverage (before management fees and other expenses) must exceed 10.0% in order to cover such payments. These figures are purely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will fluctuate frequently and may be considerably higher or lower than the estimated rate quoted above.

The following table is furnished in response to requirements of the SEC. It illustrates the effect of leverage on total returns, assuming net portfolio total returns (comprised of investment income, realized gains and unrealized gains net of management fees and operating expenses) of negative 10% to positive 10%. The table reflects the issuance of Leverage Instruments representing 15% of our managed assets, at an assumed annual average interest/dividend rate of 4.25%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us.

Assumed Net Portfolio Total Return (Net of Management Fee and Operating Expenses) Before Leverage	(10) %	(5) %	00%	5%	10%

Assumed Net Portfolio Total Return (Net of Management Fees, Operating Expenses and Leverage Costs) After Leverage	(12.5)%	(6.6)%	(0.7)%	5.1%	11.0%

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus under the captions “Summary,” “Risk Factors,” “Business,” and elsewhere, constitute forward-looking statements because they relate to future events or our future performance or financial condition. When used in this prospectus, the words “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions are generally intended to identify forward-looking statements, such as statements relating to:

•           our future operating results;

•           our business prospects and the prospects of our portfolio companies;

•           our ability to make investments consistent with our investment objective;

•           our relationships with third parties;

•           the dependence of our future success on the general economy and its impact on the energy industry and other industries in which we invest;

•           our expected debt and equity financings and investments;

•           the adequacy of our regulatory structure and tax status;

•           the adequacy of our cash resources and working capital; and

•           the timing of cash flows, if any, from the operations of our portfolio companies.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others:

•           changes in our industry, interest rates or general economic and business conditions;

•           industry and market trends;

•           availability of investment assets;

•           the degree and nature of competition;

•           changes in our business strategy or development plans;

•           availability, terms and deployment of capital;

•           availability of qualified personnel;

•           changes in, or the failure or inability to comply with, government laws and regulations;

•           risks associated with the possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•           performance of our Advisor; and

•           all other factors referenced in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

We were incorporated under the Maryland General Corporation Law on August XX, 2010. We have filed an election to be treated as a registered investment company under the 1940 Act. As such, we will be required to comply with certain regulatory requirements.

We also intend to elect to be treated for federal income tax purposes as a RIC. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our investment company taxable income and net tax-exempt interest out of assets legally available for distribution.

Investment Income

We intend to generate investment income in the form of regular cash dividends and distributions on the equity securities, and interest on the debt securities and short term investments that we hold. In some cases, distributions received from the companies in our portfolio may exceed the earnings and profits associated with owning such investments, in which case the excess may be treated as a return of capital to the extent of our basis in the investment, then as a capital gain. We currently intend to purchase or structure our investments with cash interest, dividends or distributions that are payable quarterly, but in some cases, we may structure our investments so that such payments are not made in cash, but are payable in additional securities. In particular, some of our mezzanine greenfield investments, by their terms, may defer payments of cash interest, dividends or distributions for the first few years after our investment. Any such payments may be deferred for several years from the date of the initial investment or in some cases may not become due until the maturity date.

Expenses

Our primary operating expenses will include the payment of management fees. Our management fees will compensate SFA for its investment management services. See “Management — Investment Management Agreement.” In addition, we will bear all other costs and expenses of our operations and transactions, including but not limited to those relating to the following: our organization; the issuance, registration and transfer of our shares; this offering; pricing and calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm) and maintaining our books of account required under the 1940 Act; the acquisition and disposition of our investments, including all out-of-pocket costs and fees incident to the identification, selection, and examination of prospective portfolio companies, including associated due diligence expenses such as travel expenses; brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments; expenses incurred by SFA or us payable to third parties and on-going evaluation services (including agents or consultants, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments, performing due diligence on our prospective portfolio companies, and evaluating and making investments); fees and expenses (including legal fees) of registering and maintaining registration of our shares for sale under federal and applicable state and foreign securities laws, including our initial and subsequent offerings of our common stock or other securities; leverage expenses; legal, accounting and auditing fees (including litigation fees); trade association dues and trade organization expenses; transfer, receipt, safekeeping, servicing and accounting for our cash, securities and other property, including all fees and expenses of our transfer agent, custodian, stockholder services agent and accounting services agent; expenses incurred in association with providing significant managerial assistance to our portfolio companies; registration fees; exchange listing fees; all taxes (including income taxes, transfer taxes and filing fees); compensation, fees and expenses of our Independent Directors and compensation, salaries and expenses of officers and fees and expenses of members of any advisory board or committee who are not members of, affiliated with or interested persons of SFA; preparing, printing, filing and distributing reports or other communications or other documents to our stockholders or filings with the SEC; board and stockholders meetings that are properly payable by us, including proxy solicitations for meetings and attendance expenses for directors; expenses including out-of-pocket expenses of personnel including those who are affiliates of SFA reasonably incurred in connection with arranging, structuring, monitoring and administering portfolio transactions for us; expenses of repurchasing our securities; a fidelity bond required by the 1940 Act; directors and officers errors and omissions liability insurance and any other insurance premiums; all expenses of maintaining and servicing stockholder accounts, including all charges for transfer, stockholder recordkeeping, dividend disbursing, redemption, and other agents for our benefit; and all other charges and costs of our operation and all other expenses incurred by us, SFA (other than SFA’s normal overhead expenses) or our administrator in connection with administering our business plus any extraordinary and non-recurring expenses except as otherwise described in the foregoing.

Financial Condition, Liquidity and Capital Resources

Immediately after this offering, we expect to have cash resources of approximately $[   ] million and no indebtedness. This amount does not take into consideration the possible exercise by the underwriters of the over-allotment option. See “Use of Proceeds.” We will generate cash primarily from the net proceeds of this offering and cash flows from operations, including cash dividends and distributions received from portfolio companies, interest on debt securities issued by our portfolio companies and interest earned from the temporary debt securities and investment of our assets in U.S. government securities and other high-quality debt instruments maturing in one year or less from the time of investment. Our primary use of funds will be investments in portfolio companies and cash dividends to holders of our common stock.

In the future, we may also fund a portion of our investments through the use of Leverage Instruments. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. We anticipate that we will invest the majority of the net proceeds of the offering within nine months, and may thereafter use Leverage Instruments. There is no assurance that we will utilize Leverage Instruments. In the event we use leverage, subject to market conditions, we currently anticipate that such leverage would equal in the aggregate 15% of our total assets, which includes assets obtained through such leverage.

Contractual Arrangements

We have entered into the investment management agreement with SFA under which we have material future rights and/or commitments. Pursuant to the investment management agreement, SFA has agreed to serve as our Advisor and provide considerable managerial assistance to our portfolio companies which require such assistance. Payments under the investment management agreement in future periods will include (1) a base management fee, and (2) reimbursement of certain expenses. See “Management — Investment Management Agreement.”

USE OF PROCEEDS

The net proceeds of this offering of common stock will be approximately $[  ] million (or approximately $[   ] million if the underwriters exercise their over-allotment option in full) after deducting the underwriting discounts and commissions, and deducting estimated offering costs of $[  ].

We intend to invest the proceeds of the offering in accordance with our investment objective and policies. See “Business — Investment Objective” and “Business — Investment Policies.” We anticipate that we will be able to invest substantially all of the net proceeds of this offering in accordance with our investment objective and policies within approximately nine months after completion of this offering, depending on the availability of appropriate investment opportunities and market conditions. Pending such investment, we anticipate investing the proceeds in cash, cash equivalents, U.S. government securities or high-quality debt instruments maturing in one year or less from the time of investment.

DIVIDENDS

We intend to pay quarterly dividends to our stockholders out of legally available funds. Our quarterly dividends, if any, will be determined by our board of directors. We anticipate that we will pay a dividend on or about              ,        (for the period from the closing of this offering to       ,        ).

As a registered investment company, we intend to elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC and maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently expect to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such dividends, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution.

If we issue Leverage Instruments, we will be prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our Leverage Instruments.

In connection with this offering, we have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will generally be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•           our actual capitalization at      ,     ; and

•           our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of      shares of our common stock offered by us in this offering at an offering price of $      per share, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $       payable by us.

You should read this table together with “Use of Proceeds”.

As of ,
	Actual	As Adjusted (1)
($ in 000s, except share data)
	(Audited)	(Unaudited)
Assets
Cash	$	$
Total Assets	$	$
Net Assets
Common stock, no par value, 100,000,000 shares authorized ( shares issued and outstanding) as of ,
( shares issued and outstanding) as adjusted	$	$
Paid-in Capital	$	$
Net Assets.	_______ $	________ $

(1)           Does not include the exercise of the underwriters’ over-allotment option of          shares.

BUSINESS

Introduction

We are a newly organized investment company incorporated under the laws of the State of Maryland to invest primarily in Energy Infrastructure Companies. Our operations will be externally managed and advised by our Advisor, pursuant to an investment management agreement. Our investment objective is to generate a high level of current income, with a focus on capital preservation and inflationary growth primarily through debt and equity investments. We will seek to achieve this objective by investing at least 90% of our net assets together with the proceeds of any borrowings in securities of companies that derive the majority of their revenue from activities in the energy infrastructure industry, including: Midstream Energy Infrastructure Companies, which are businesses that operate assets used to gather, transport, and store natural gas, natural gas liquids, crude oil, or refined petroleum products; Downstream Energy Infrastructure Companies, which are businesses that process, treat, and refine natural gas, natural gas liquids, and crude oil; and Other Energy Infrastructure Companies, which are businesses engaged in owning and managing alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen, and biodiesel.

We expect that a key focus area for our investments in the energy industry will be debt and equity investments in Energy Infrastructure Companies structured as limited partnerships. We also expect to evaluate debt and equity investments in Downstream and Other Energy Infrastructure Companies. We refer to these investments as our “Targeted Investments.” As of the date of this prospectus, we have not entered into any letter of intent or agreement in principle with respect to any specific Targeted Investments in which we contemplate investing the net proceeds of this offering.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 15% of our total assets, which includes assets obtained through such leverage.

We have filed an election to be treated as a registered investment company under the 1940 Act. We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

Targeted Investments

We will seek to achieve our investment objectives by investing in a wide range of securities that generate a high level of current income, including, but not limited to, energy infrastructure asset joint ventures, fixed income securities and dividend-paying equity securities, including securities issued by MLPs. Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

•           Fixed Income Securities of publicly traded Energy Infrastructure Companies.  The dislocation in the credit markets has created attractive opportunities in the energy infrastructure debt markets. We believe opportunities exist to purchase the debt securities of large, well capitalized pubicly traded energy companies at attractive valuations.

•           Secured, asset-level debt in the Energy Infrastructure Companies.  Outstanding asset-level debt (issued by subsidiaries of public and private corporations , and MLPs) in the energy infrastructure sector is a approximately $100 billion market that allows the Advisor to select the individual credits of certain energy infrastructure assets to further high-grade the quality of our credit portfolio.

•           Greenfield Projects.  We intend to invest in the equity interests and secured debt of private joint ventures formed to construct energy-related projects with limited or no operating history (“Greenfield Projects”). We will seek to work with existing energy infrastructure companies and MLPs to form joint ventures to construct Greenfield Projects. Greenfield Projects may include construction of a new pipeline, processing plant or storage facility or other energy infrastructure assets that is integrated with the company’s existing assets. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction period is completed, at which time interest payments or dividends would be paid in cash. This niche leverages the organizational breadth and operating expertise of large, publicly traded companies to earn higher returns while receiving asset-level security. This structure considerably lowers the investment risk profile relative to traditional private equity financing and build-outs. Taking advantage of financing constraints, this is perhaps the most attractive area of investment.

•           Private equity securities of Energy Infrastructure Companies.  Comprised of traditional private equity control positions, minority investments, and private investments in public entities. Long-term demand trends, prolific unconventional gas production growth, a shift towards greater utilization of Canadian and other heavy crudes by US refiners, and inadequate existing energy infrastructure provide a significant backlog of new-build projects that are ripe for financing. Financing needs for acquisition and consolidation opportunities are also substantial.

•           Publicly Traded Energy Infrastructure Equities.  We will invest in the public equities of Energy Infrastructure Companies including securities of Master Limited Partnerships.

Characteristics of the Energy Infrastructure Companies in Which We Invest

For the reasons discussed below we believe that the returns for our Targeted Investments have the potential to be more attractive on a risk-adjusted basis than investments in many other industries.

•           Fair Valuation. Capital preservation is a principal focus of this portfolio and we believe that valuation is an important component to protecting our shareholder’s investment. Comfort with an existing enterprise’s net asset value which allows for an understanding of potential downside risk of any investment is an important determinant in underpinning the Investment Committee’s decision to proceed with any investment.

•           Stable Cash Flow. We expect that our investments will be focused on Energy Infrastructure Companies that produce stable cash flows. In particular, we believe that a noteworthy portion of the assets owned and operated by Energy Infrastructure Companies are toll-road businesses without commodity price risk. Additionally, the tariffs that Energy Infrastructure Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation.

•           Increasing Cash Flows from Organic Growth. Companies owning and operating midstream assets generate revenues based on the volumes handled or transported. Volume increases can have a considerable impact on earnings and cash flow growth because midstream assets generally have high percentage fixed costs and low percentage variable costs. Annual fee or tariff increases tied to an index, such as the Producer Price Index, can also positively impact a company’s cash flow stream.

•           Substantial Growth from Greenfield Projects. The substantial improvements in available drilling technology and focus on “unconventional” resource plays, such as the Marcellus and Haynesville Shales, has led to amplified drilling activity in basins that were previously thought to be uneconomic in a lower commodity price environment. This escalation in drilling activity has created a substantial increase in the demand for additional midstream infrastructure to move this new production to market. Our anticipated Targeted Investments may include development of existing infrastructure or investments in new projects to meet these logistical needs.

•           Limited Commodity Price Risk. We intend to target investment opportunities in which the direct and indirect commodity price risk is limited. Energy infrastructure is generally a toll-road type business model. Companies do not take ownership of the commodities that they transport, making them agnostic to commodity price fluctuations. However, we may invest in some companies that face more substantial commodity price risk if those firms use appropriate financial risk management products, such as commodity swaps, to mitigate their exposure to commodity price fluctuations.

•           Proven Management Teams. We intend to make investments in companies with management teams that not only have a proven track record of excellence, and in our view are likely to be able to repeat that success. In general, these management teams will often be knowledgeable about and focus in particular geographic areas or with respect to certain types of assets. We expect that the extensive experience and network of business relationships of our Advisor in the energy industry will allow us to identify management teams that fit these criteria.

Competitive Strengths

We believe that our Advisor’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in Energy Infrastructure Companies. In addition, the senior professionals of SFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. Our Advisor should also benefit from access to the extensive sourcing relationships and industry expertise of SFA and its senior professionals.

•           Efficient Tax Structure. We are the first energy infrastructure or Master Limited Partnership focused closed-end fund to make a regulated investment company or “RIC” tax election. As a regulated investment company, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential portfolio companies that are comparable to those offered by our corporate-taxpaying competitors, and achieve net investment revenues that are often greater than their after-tax net revenues. Furthermore, tax-exempt investors in our common stock who do not finance their acquisition of our stock with indebtedness will not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

•           Extensive Market Knowledge and Sourcing Network.  Because of the history, market presence and long-term relationships that senior professionals of our Advisor have developed with Energy Infrastructure Company management teams, we believe that we will have access to investment opportunities in our target markets. Additionally, our Advisor’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy industry and to identify differences in value among individual investment opportunities. We believe our Advisor’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•           Flexible Transaction Structuring Capabilities and Significant Expertise. Our Advisor’s senior professionals have substantial experience in seeking investments that we believe balance the needs of growing private Energy Infrastructure Companies. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the energy sector. Additionally, we will not be subject to the regulatory limitations that govern certain competing lending institutions such as capital adequacy requirements applicable to commercial banks. As a result, we expect to be more flexible in structuring investments and selecting the types of securities in which we invest. The senior professionals of our Advisor have industry-leading experience identifying and structuring energy investments. This experience, combined with the ability of our Advisor’s senior professionals to engage in regular dialogue with industry participants, gives us an advantage in structuring transactions mutually attractive to us and the portfolio company.

•           Longer Investment Horizon than Private Fund Competitors. Unlike traditional private equity funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. These provisions often force private equity funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might absent such provisions, potentially resulting in a lower overall return to investors and in some cases an adverse impact on their portfolio companies. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital. Importantly, we will be able to match our portfolio company’s long-term needs, enabling us to earn stronger returns.

Operating and Regulatory Structure

Our investment activities will be supervised by our board of directors, a majority of whom are independent. Under our investment management agreement, we have agreed to pay SFA a fee based on the value of our total assets, including assets acquired with borrowed funds. See “Management — Investment Management Agreement.”

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” Equity securities issued by certain limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Investment Objective

Our investment objective is to generate both current income and capital appreciation primarily through debt and equity investments. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

Our investment objective is to provide a high level of current yield with an emphasis on capital preservation and inflationary dividend growth. We seek to provide our stockholders with an efficient vehicle to invest in energy infrastructure assets, with a focus on the securities, assets, joint ventures with established public companies, and the securities of Master Limited Partnerships.

Under normal circumstances, we expect invest at least 90% of our total assets in securities of energy infrastructure companies and invest at most 25% of our total assets in the securities of Master Limited Partnerships. Energy infrastructure companies engage in the business of transportation, storage, processing and distribution of natural gas, natural gas liquids, crude oil and refined petroleum products. We invest in energy infrastructure companies organized in the United States as the stability, transparency, and return profile of regulation is the most favorable.

Investment Policies

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that our Advisor believes offer downside and inflationary protection.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•           issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

•           underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

•           purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•           purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of Leverage Instruments. There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. After we have invested substantially all of the proceeds of this offering, subject to market conditions, we currently expect to use leverage in an aggregate amount equal to 15% of our total assets, which includes assets obtained through such leverage.

As a nonfundamental investment policy, under normal circumstances, we will invest at least 90% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue energy infrastructure operations.

•           We may invest up to 70% of our total assets in  the debt securities of energy infrastructure companies with an investment grade corporate debt rating (minimum Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least BBB- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase)

•           We may invest up 30% of our total assets in debt securities rated below investment grade. However, below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser

•           We may invest up to 50% of our total assets in direct joint ventures with public MLPs, and other public energy infrastructure companies, as well as direct equity investments in private partnerships and private energy infrastructure companies

•           We may invest up to 70% of our total assets in the public equities of energy infrastructure companies and Master Limited Partnerships

•           We may invest up to 30% of our total assets in restricted securities of publicly traded energy infrastructure companies and Master Limited Partnerships. The types of unregistered or otherwise restricted securities that we may purchase include restricted common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs and energy infrastructure companies

•           We will not invest more than 10% of total assets in any single issuer

•           The fund may use up to 15% financial leverage at the time of occurrence. We may achieve this leverage through the issuance of preferred stock, debt securities, our revolving credit facility and other borrowings

Industries in Which We Seek to Invest

We are a newly organized investment company incorporated under the laws of the State of Maryland to invest primarily in Energy Infrastructure Companies. Our operations will be externally managed and advised by our Advisor, pursuant to an investment management agreement. Our investment objective is to generate a high level of current income, with a focus on capital preservation and inflationary growth primarily through debt and equity investments. We will seek to achieve this objective by investing at least 90% of our net assets together with the proceeds of any borrowings in securities of companies that derive the majority of their revenue from activities in the energy infrastructure industry, including: Midstream Energy Infrastructure Companies, which are businesses that operate assets used to gather, transport, and store natural gas, natural gas liquids, crude oil, or refined petroleum products; Downstream Energy Infrastructure Companies, which are businesses that process, treat, and refine natural gas, natural gas liquids, and crude oil; and Other Energy Infrastructure Companies, which are businesses engaged in owning and managing alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen, and biodiesel.

Portfolio Composition

We will seek to achieve our investment objectives by investing in a wide range of securities that generate a high level of current income, including, but not limited to, energy infrastructure asset joint ventures, fixed income securities and dividend-paying equity securities. Up to 25% of these securities may be securities issued by MLPs. Our portfolio will be composed principally of the investments in Energy Infrastructure Companies described below.

•           Fixed Income Securities of publicly traded Energy Infrastructure Companies.  The dislocation in the credit markets has created attractive opportunities in the energy infrastructure debt markets. We believe opporuntiies exist to purchase the debt securities of large, well capitalized publicly traded energy companies at attractive valuations.

•           Secured, asset-level debt in the Energy Infrastructure Companies.  Outstanding asset-level debt (issued by subsidiaries of public and private corporations , and MLPs) in the energy infrastructure sector is a $100 billion market that allows the Advisor to select the individual credits of certain energy infrastructure assets to further high-grade the quality of our credit portfolio.

•           Greenfield Projects. We intend to invest in the equity interests and secured debt of private joint ventures formed to construct energy-related projects with limited or no operating history (“Greenfield Projects”). We will seek to work with existing energy infrastructure companies and MLPs to form joint ventures to construct Greenfield Projects. Greenfield Projects may include construction of a new pipeline, processing plant or storage facility or other energy infrastructure assets that is integrated with the company’s existing assets. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction period is completed, at which time interest payments or dividends would be paid in cash. This niche leverages the organizational breadth and operating expertise of large, publicly traded companies to earn higher returns while receiving asset-level security. This structure lowers the investment risk profile relative to traditional private equity financing and build-outs. Taking advantage of financing constraints, this is perhaps the most attractive area of investment.

•           Private equity securities of Energy Infrastructure Companies.  Comprised of traditional private equity control positions, minority investments, and private investments in public entities. Long-term demand trends, prolific unconventional gas production growth, a shift towards greater utilization of Canadian and other heavy crudes by US refiners, and inadequate existing energy infrastructure provide a significant backlog of new-build projects that are ripe for financing. Financing needs for acquisition and consolidation opportunities are also substantial.

•           Publicly Traded Energy Infrastructure Equities.  We will invest in the public equities of Energy Infrastructure Companies including investing in the securities of Master Limited Partnerships.

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants, which are privileges issued by companies enabling the owners to subscribe to and purchase a specified quantity of equity securities of the issuer at a specified price during a specified period of time. The warrants in which we may invest may become exercisable for common units of Limited Partnerships upon the occurrence of specified liquidity events such as an initial public offering. In some cases, warrants may also be redeemable at the option of the issuer at a price based on an “as converted” implied value of the underlying common units for which the warrants are exercisable. In certain instances, the class of warrants in which we may invest may convert to common units upon specified liquidity events based on certain performance measures. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional equity securities is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

•           Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering are being invested, during periods in which our Advisor determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may temporarily refrain from implementing our investment strategy and invest all or a portion of our assets in cash or cash equivalents or high quality debt securities. Our Advisor’s determination that it is temporarily unable to follow certain aspects of our investment strategy or that it is impractical to do so may also occur during situations in which a market disruption event has occurred. In such a case, our common stock may be adversely affected and we may be hindered in pursuing our investment objective.

Cash and cash equivalents are defined to include, without limitation, the following: (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities; (2) certificates of deposit issued against funds deposited in a bank or a savings and loan association (such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable); (3) repurchase agreements, which involve purchases of debt securities (at the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to repurchase the securities at a fixed price and time); (4) commercial paper, which consists of short-term unsecured promissory notes (characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest); (5) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (6) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; and (7) shares of money market funds in accordance with the applicable provisions of the 1940 Act.

•           Taxable Subsidiaries. We expect to form one or more directly or indirectly wholly owned taxable subsidiaries to make and hold investments which meet our investment objective. For purposes of determining our compliance with our investment policies (see “— Investment Policies and Investment Restrictions — Investment Policies”), we will include the underlying portfolio securities of such subsidiaries as if we held such investments directly.

Equity securities issued by certain limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries. See “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” and “Material U.S. Federal Income Tax Considerations — Qualification as a RIC.”

Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities.

Additional Information About Portfolio Investments

To a lesser extent, we may invest in the investments discussed below.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Below Investment Grade and Unrated Debt Securities. Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Thinly Traded Securities. We may also invest in securities that may not be restricted, but are thinly traded. Such securities may trade less than those of larger companies due to their relatively smaller capitalizations and may be difficult to dispose of at a fair price during times when we believe it is desirable to do so.

Derivatives and Hedging Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate, foreign exchange rate and market risks. Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options, swap agreements and related instruments.

The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

Options on Securities. We may purchase and write (sell) call and put options on certain securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. All put options and most of the call options we will write will be covered. The successful use of options depends in part on our Advisor’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

A swap agreement can be a form of leverage, which can magnify our gains or losses. To the extent that we either use leverage or invest in foreign securities, we may utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk currency, and swaps or options on currency to mitigate potential foreign exchange rate risk.

We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

Investment Philosophy

SteelPath expects to achieve absolute returns through a disciplined investment process that identifies niche opportunities providing a considerable current income component with a focus on capital preservation. SteelPath’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, SteelPath generally will look for, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. SteelPath’s energy investment team includes both financial professionals as well as professionals with experience consulting to the oil and gas industry providing reservoir engineering, geophysical and geological services.

Competitive Strengths

We believe that our Advisor’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in Energy Infrastructure Companies. In addition, the senior professionals of SFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. We will also benefit from access to the extensive sourcing relationships and industry expertise of SFA and its senior professionals.

•           Efficient Tax Structure. We are the first energy infrastructure or Master Limited Partnership focused closed-end fund to make a regulated investment company or “RIC” tax election. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential portfolio companies that are comparable to those offered by our corporate-taxpaying competitors, and achieve net investment revenues that are often greater than their after-tax net revenues. Furthermore, tax-exempt investors in our common stock who do not finance their acquisition of our stock with indebtedness will not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

•           Extensive Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our Advisor have developed with Energy Infrastructure Company management teams, we believe that we will have access to investment opportunities in our target markets. Additionally, our Advisor’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy industry and to identify differences in value among individual investment opportunities. We believe our Advisor’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•           Flexible Transaction Structuring Capabilities and Significant Expertise. Our Advisor’s senior professionals have substantial experience in seeking investments that we believe balance the needs of growing private Energy Infrastructure Companies. In particular, we believe our Advisor will be able to customize the investment structure to minimize dilution of existing ownership while still managing our risk through structural protections and producing a desired return on our investment. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the energy sector. Additionally, we will not be subject to the regulatory limitations that govern certain competing lending institutions such as capital adequacy requirements applicable to commercial banks. As a result, we expect to be more flexible in structuring investments and selecting the types of securities in which we invest. The senior professionals of our Advisor have industry-leading experience identifying and structuring energy investments. This experience, combined with the ability of our Advisor’s senior professionals to engage in regular dialogue with industry participants, gives us an advantage in structuring transactions mutually attractive to us and the portfolio company.

•           Longer Investment Horizon than Private Fund Competitors. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might absent such provisions, potentially resulting in a lower overall return to investors and in some cases an adverse impact on their portfolio companies. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

•           Technical Expertise. Our Advisor’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing our Advisor from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in Energy Infrastructure Companies. We believe this expertise will enable our Advisor to identify investments that offer superior potential for income and capital appreciation.

Due Diligence

Our Advisor will conduct diligence on prospective portfolio companies consistent with the past practices and experience of its senior professionals. In conducting their due diligence, our Advisor’s senior professionals will use information furnished by prospective portfolio companies, available public information and information obtained from their extensive relationships with former and current management teams, vendors/suppliers to prospective portfolio companies, consultants, competitors and investment bankers.

Our Advisor’s due diligence process will be detailed and highly iterative. Our Advisor’s investment committee will be informed at the conclusion of the diligence process of critical findings and conclusions. The process will typically include:

•           review of historical and prospective financial and operating information;

•           review and analysis of financial models and projections;

•           review assets, strategies and business models;

•           for many midstream investments, review of third party engineering reserve reports and internal engineering reviews;

•           on-site visits;

•           legal reviews of the status of the potential portfolio company’s title to the assets and liens on such assets;

•           review of third party environmental assessments of property;

•           interviews with management, employees, customers and vendors of the potential portfolio company;

•           review of relevant corporate, partnership and other documents; and research relating to the portfolio company’s management and contingent liabilities, including background and reference checks using our Advisor’s extensive industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers, as appropriate.

Competition

We believe that there are currently numerous opportunities to provide financing for Energy Infrastructure Companies. At this time, we believe our primary competitors in this market will include business development companies, public funds, private funds, including private equity and hedge funds, commercial and investment banks, and commercial financing companies. Although these competitors regularly provide finance products to Energy Infrastructure Companies similar to our Targeted Investments, a number of them focus on different aspects of this market. We may also face competition from other firms that do not specialize in energy finance but which are substantially larger and have considerably greater financial and marketing resources than we do. Some of our competitors may have a lower cost of funds and access to capital that is not readily available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a registered investment company and the requirements of the Code with which we must comply in order to qualify as a RIC.

Our Executive Offices

Our principal executive office is located at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, and our telephone number is (214) 740-6040.

Legal Proceedings

Neither we nor SFA is currently subject to any legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors, including supervision of the duties performed by our Advisor. Our board of directors currently consists of five directors. A majority of our board consists of directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The board of directors elects our officers, who serve at the board’s discretion.

Directors and Officers

Gabriel Hammond. Director and President.  Prior to founding SteelPath Capital Management LLC in 2004, Mr. Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division.  Specializing in the Master Limited Partnership midstream energy space, Mr. Hammond advised Goldman Sachs, & Co. Asset Management with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman. Mr. Hammond sits on the Board of Directors of the National Association of Publicly Traded Partnerships, and is also a director of PostRock Energy Corporation. Mr. Hammond graduated from Johns Hopkins University, with Honors in Economics.

Christopher Keene, Director. Mr. Keene is a senior energy executive with over 20 years experience in business development, acquisitions, marketing, strategy, government relations, operations and engineering. His accomplishments have been both domestic and international and have included natural gas, crude oil, refined products and electric power generation projects. Mr. Keene is currently President & CEO of Rangeland Energy, which is a newly formed midstream company to develop, acquire, own and operate crude oil, natural gas and refined product assets. Previously, he was Vice President of Business Development at Sunoco Logistics Partners LP where he was responsible for all commercial and revenue related activity for the company. In addition, he has held positions of increasing responsibility for Unocal Corporation, El Paso/Tenneco Corporation and Panhandle Eastern Corporation. Mr. Keene holds a graduate degree in Business Administration from the University of Houston and an undergraduate degree in Mechanical Engineering from the University of Missouri-Rolla.

Edward F. Kosnik, Director, Mr. Kosnik served as a director and member of the audit committee of Buckeye GP LLC, the general partner of Buckeye Partners, L.P. (NYSE: BPL), from its 1986 inception until his resignation in September 2007. He previously served on the board of directors of Premcor, Inc. and was a member of Premcor, Inc.'s audit committee.  During Kosnik's career, he served as president and chief executive officer of Berwind Group, and as its president and chief operating officer. He previously was chairman, president and chief executive officer of JWP, Inc. and was president and chief executive officer of Sprague Technologies. Since 2006, Kosnik has been a Trustee of Marquette University and a member of its audit committee. He earned a bachelor's degree from Marquette University, and earned a M.B.A. from the Wharton School at the University of Pennsylvania. Following his graduation from Marquette, he served as an officer in the United States Navy.

Duke R. Ligon, Director, Mr. Ligon brings more than 35 years of expertise in corporate securities, litigation, governmental affairs and mergers and acquisitions to the Board of Trustees. He is an attorney and served as senior vice president and general counsel of Devon Energy Corporation from January 1997 until he retired in February 2007. Previous to this he was a partner at the law firm of Mayer Brown. He is also a member of the Board of Directors of the Heritage Trust Company, Security State Bank, Panhandle Oil and Gas Inc. (NYSE: PHX), Pre-Paid Legal Services, Inc. (NYSE: PPD) and TransMontaigne Partners L.P. (NYSE: TLP), and PostRock Energy (PSTR).

Davendra S. Saxena, Director, Mr. Saxena is currently a Director at Berenson & Company, a New York-based investment banking firm, where he is a senior member of the firm's Energy Investment Banking Group. Prior to joining Berenson, Mr. Saxena worked at UBS Investment Bank in their Mergers & Acquisitions Group.  Mr. Saxena is also a member of the Board of Trustees, and head of the audit committee of the SteelPath MLP Funds Trust, a family of mutual funds managed by the Advisor. Mr. Saxena graduated with honors from Johns Hopkins University with a Bachelor of Science degree in Biomedical Engineering and a minor in Economics.

Stuart Cartner. Vice President and Treasurer.  Mr. Cartner is a former Vice President in the Private Wealth Management Division of Goldman, Sachs & Co.  As a Private Wealth Advisor for nineteen years at Goldman, he was responsible for managing a multi-hundred million dollar portfolio of midstream Master Limited Partnerships for over a decade. Through his membership in a broader investment team with $3 billion under management, he has diverse investing and risk management experience across the public and private equity and derivatives spaces. Prior to his time at Goldman, Mr. Cartner worked at Trammell Crow Company and General Electric. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the J.L. Kellogg Graduate School of Management, Northwestern University.

Erin Moyer, Secretary, Prior to joining SteelPath, Mr. Moyer gained investment experience as a summer associate at J.P. Morgan in the firm’s Fixed Income Strategy Group in New York. Before his experience at J.P. Morgan, he was a digital hardware engineer at the Johns Hopkins University Applied Physics Laboratory. Previously, Mr. Moyer also worked in the Global Investment Banking Division of UBS Securities. Mr. Moyer received a Bachelor of Science in Electrical Engineering from the Johns Hopkins University and an MBA in Finance, Economics, and Quantitative Analysis from the Tepper School of Business at Carnegie Mellon University.

Committees of Our Board of Directors

Our board of directors has three standing committees, the Nominating, Corporate Governance and Compensation Committee, the Valuation Committee and the Audit Committee. Because we are newly organized, none of the committees have met during our last fiscal year.

The Nominating, Corporate Governance and Compensation Committee is responsible for appointing and nominating all persons to our board of directors, overseeing the composition of the board of directors and the implementation of our corporate governance policies and overseeing the compensation of the Independent Directors. If there is no vacancy on the board, the board of directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the board of directors occurs and nominations are sought to fill such vacancy, the Nominating, Corporate Governance and Compensation Committee may seek nominations from those sources it deems appropriate in its discretion. The Nominating, Corporate Governance and Compensation Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the board of directors, stockholders shall mail such recommendation to our Secretary, at our address, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of the our stockholders), (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating, Corporate Governance and Compensation Committee in evaluating the candidate. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating, Corporate Governance and Compensation Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the board of directors or during such other time as the Nominating, Corporate Governance and Compensation Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating, Corporate Governance and Compensation Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating, Corporate Governance and Compensation Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. The members of our Valuation Committee are xxx, each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to board of director approval). The members of our Audit Committee are xxx each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

Compensation

Our directors and officers who are “interested persons” by virtue of their employment by SteelPath serve without any compensation from us. Each of our Independent Directors receives a $20,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,000 per Board meeting; $1,000 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

As of the date of this prospectus, our Independent Directors and their immediate family members do not beneficially own securities in entities (other than registered investment companies) directly or indirectly controlling, controlled by, or under common control with, our Advisor on any of the underwriters in this offering.

Conflicts of Interests

SteelPath’s senior professionals face a conflict of interest in allocating potentially more favorable investment opportunities to us. SteelPath may also have an incentive to make investments by one fund that have the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to SteelPath by that other fund. However, senior professionals of SteelPath manage potential conflicts of interest by allocating investment opportunities in accordance with written allocation policies and procedures.

Board Approval of Investment Management Agreement

A discussion regarding the basis for approval by the board of directors of our investment management agreement with SFA during the period       ,      through      ,       will be available in our report to stockholders for that period.

Experience of the Advisor

We will be managed by SteelPath Fund Advisors. SteelPath is a leading investment advisor of energy infrastructure securities and Master Limited Partnerships, registered under the Advisors Act of 1940, or the “Advisers Act.” In 2010, SteelPath launched the first family of MLP mutual funds.

SteelPath is an SEC-registered Advisor headquartered in Dallas, Texas, with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, that utilizes fundamental analysis to invest in the energy infrastructure sector. Combining a bottoms-up private equity investing process with board-level access to public companies, SteelPath seeks to maximize absolute total returns on a risk-adjusted basis.

SteelPath is focused exclusively on energy infrastructure, which excludes royalty trusts, utilities, and REITs. We are based in Dallas, which provides us with immediate access to executive management teams, deal flow, and general industry chatter, as roughly two-thirds of the 200+ entities in the infrastructure space are based in Texas or the surrounding states. This proximity is critical to the firm’s research efforts, which demand constant contact with management teams. We have found that our discussions with company executives are much more productive in their offices as opposed to over the phone or at industry conferences. Our proximity enables us to conduct frequent due diligence trips to inspect the physical assets of the companies, as well as engage the asset-level operations personnel, who frequently provide us with a better understanding of the particular pipeline or plant of which they are in charge. SteelPath’s presence in Dallas also reinforces our long-term commitment to the industry and its constituents.

Having established a foundation of knowledge and relationships with executives during our time there, SteelPath Fund Advisors is considered to be an advisor to and long-term partner of energy infrastructure companies.

The Advisor’s Investment Management Team

The Advisor has established an investment committee (the “Investment Committee”) that is primarily responsible for all investment-related services provided to us by the Advisor. The Investment Committee is led by Mr. Hammond and Mr. Cartner, who will serve as Portfolio Managers. Both are in charge of substantially all of the day to day operations, research and trading functions. The two members of the investment committee previously worked together at Goldman, Sachs & Co., researching and investing in Master Limited Partnerships.

Gabriel Hammond, founder and Manager of the Advisor and founder and Managing Member of the Advisor’s affiliate, SCM, since its formation in 2004. SCM, which was established in 2004, and the founder of SFA, formed in October of 2009. Prior to founding SCM, Mr. Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division. Specializing in the Master Limited Partnership midstream energy space, Mr. Hammond advised Goldman Sachs, & Co. Asset Management with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman. Mr. Hammond sits on the Board of Directors of the National Association of Publicly Traded Partnerships, and is also a director of PostRock Energy Corporation. Mr. Hammond graduated from Johns Hopkins University, with Honors in Economics.

Stuart Cartner, Member of the Advisor since its formation in 2009 and Member of the Advisor’s affiliate SCM since 2007. Prior to joining SCM,  Mr. Cartner was a former Vice President in the Private Wealth Management Division of Goldman, Sachs & Co. As a Private Wealth Advisor for nineteen years at Goldman, he was responsible for managing a multi-hundred million dollar portfolio of midstream Master Limited Partnerships for over a decade. Through his membership in a broader investment team with $3 billion under management, he has diverse investing and risk management experience across the public and private equity and derivatives spaces. Prior to his time at Goldman, Mr. Cartner worked at Trammell Crow Company and General Electric. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the J.L. Kellogg Graduate School of Management, Northwestern University.

INVESTMENT MANAGEMENT AGREEMENT

Management Services

Subject to the overall supervision of our board of directors, SFA will act as our Advisor and will manage the investment and reinvestment of our assets in accordance with our investment objective and policies. Under the terms of the investment management agreement, SFA will provide any and all management services necessary for the operation and conduct of our business and will:

•           determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•           identify, evaluate and negotiate the structure of our investments (including performing due diligence on our prospective portfolio companies);

•           to the extent permitted under the 1940 Act, provide significant managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us;

•           monitor the performance of, and manage our investments;

•           recommend to our board of directors the fair value of our investments that are not publicly traded debt or equity securities based on our valuation guidelines;

•           vote proxies in accordance with the proxy voting policy and procedures adopted by SFA; and

•           provide us with such other investment advice, research and related services as our board of directors may, from time to time, reasonably require for the investment of our assets.

SFA’s services under the investment management agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. Under the investment management agreement and to the extent permitted by the 1940 Act, SFA will also provide on our behalf considerable managerial assistance.

Investment Management Fee

Pursuant to the investment management agreement, we will pay  SFA an investment management fee for investment management services.

For the services, payments and facilities to be furnished by our Advisor, we will pay our Advisor quarterly compensation in an amount determined by reference to the average monthly value of our “Managed Assets.” “Managed Assets” means our total assets (including any assets attributable to any leverage that may be outstanding) less the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of our operations. The compensation owed to our Advisor following each calendar quarter will be determined by multiplying the Managed Assets by        % (to provide an annualized fee of 1.25%). Such compensation will be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter.

If either Advisory agreement is initiated or terminated during any month, the fee for that month will be reduced proportionately on the basis of the number of calendar days during which that agreement is in effect and the fee will be computed based on the average Managed Assets for the business days that agreement is in effect for that month.

Indemnification

The investment management agreement provides that SFA shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of SFA in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the investment management agreement.

Payment of Our Expenses

All senior professionals of Alps and their support staff, when and to the extent engaged in providing management services necessary for the operation and conduct of our business, and the compensation and routine operating expenses of such personnel allocable to such services, will be provided and paid for by SFA. As more fully described in “Discussion of Management’s Expected Operating Plans — Expenses,” we will bear all other costs and expenses of our operations and transactions.

RISK FACTORS

Investing in our common stock involves a number of considerable risks, and may not be suitable for someone with a low risk tolerance. We cannot guarantee you that we will achieve our investment objective. In addition to the information contained in the rest of this prospectus, you should carefully consider the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our future operations and performance. Should any of the following events occur, our business, financial condition, results of operations and prospects could be materially adversely affected. In such case, our net asset value and the trading price of our common stock may decline, our ability to pay dividends may be negatively impacted and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are a new company with no operating history, and we might not be able to operate and grow our business or implement our investment policies and strategies successfully.

We were incorporated in Maryland in August 2010 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risks that we will not achieve our investment objective and that the value of your investment could decline significantly. Our ability to achieve our investment objective will depend on our ability to grow our investment operations, which will depend, in turn, on our Advisor’s ability to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will largely be a function of our Advisor’s structuring of investments and its ability to provide competent and efficient investment management services to us and access to financing investment opportunities on acceptable terms. Even if we are able to grow our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of investment opportunities, readily accessible short and long-term funding alternatives in the financial markets and prevailing economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this Prospectus, it could negatively impact our ability to pay dividends and you could  lose all or part of your investment.

Our success is dependent upon the senior professionals of our Advisor, and the loss of any of them could severely and detrimentally affect our investment operations.

We will depend on the diligence, experience, skill and network of business contacts of our Advisor’s senior professionals. We will also depend on the information and deal flow generated by our Advisor in the course of its investment and portfolio management activities. Because our Advisor’s senior professionals will evaluate, negotiate, structure, close and monitor our investments, our future success will rely on the continued service of our Advisor’s senior professionals. The departure of any senior professionals of our Advisor, or of a considerable number of the investment professionals of our Advisor, could have a material adverse effect on our ability to achieve our investment objective. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. In addition, we can offer no assurance that our Advisor will remain our Advisor or that we will continue to have access to its information and deal flow. The loss of any of our Advisor’s senior professionals could severely and detrimentally affect our operations.

We will be subject to income tax if we are unable to qualify as a RIC.

We intend to elect to be treated, and to qualify each year, as a “regulated investment company” under the Code. To maintain our qualification, we must satisfy certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to holders of our common stock on an annual basis.

To qualify as a RIC, we must also satisfy certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are deemed to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We may issue Leverage Instruments if necessary to make qualifying investments to satisfy such diversification requirements.

We expect to form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries would in turn hold equity securities issued by limited partnerships. Although we intend that any investment in such taxable subsidiaries and limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a failure to satisfy the 25% limit set forth above. In addition, we may invest in non-traded partnerships acquiring assets in anticipation of an initial public offering. Initial public offerings of such limited partnerships may cause these entities to become qualified publicly traded partnerships, which could cause our aggregate holdings of qualified publicly traded partnerships to exceed the 25% limit set forth above.

To qualify as a RIC, we must also satisfy certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of limited partnerships to exceed the limits set forth above, we cannot be certain that this will remain the case. We expect to create one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective, and such taxable subsidiaries would in turn hold equity securities issued by certain limited partnerships. We may purchase the debt of limited partnerships and our taxable subsidiaries, which hold equity securities issued by limited partnerships. Interest income paid or accrued on such debt should be qualifying income for purposes of the 90% gross income test, provided that the debt is respected as debt for tax purposes. It is possible that such debt could be recharacterized as equity for tax purposes, although we intend to mitigate this possibility by carefully monitoring the debt-equity ratio of the specific investments and the terms and features of the debt instruments.

Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would consider disadvantageous in order to prevent the loss of our RIC status. Because such investments may be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a significant material adverse effect on us and our stockholders.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the purchase of a loan or possibly in other circumstances, or contracted payments-in-kind, which reflects contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Because in certain cases we may recognize income prior to receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” and net tax-exempt interest, if any, to our stockholders in each tax year to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, use additional leverage, raise equity capital or reduce new investment originations to comply with these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to income tax.

As discussed above, we expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

There may be uncertainty as to the fair value of certain of our portfolio investments.

The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our board of directors. While the fair value of securities we obtain through direct placements will generally be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Fair value pricing involves decisions that are inherently subjective and inexact. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the fair value, which could negatively impact our net asset value.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of distributions (if any) on the equity interests we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we issue Leverage Instruments, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.

We intend to seek to enhance our total returns through the use of leverage by issuing Leverage Instruments. Although our use of leverage may result in increased returns for our common stock, it also results in additional risks and can enlarge the effect of any losses. If we do incur leverage, a reduction in the value of our investments would have a more significant negative impact on the value of our common stock than if we did not use leverage. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to holders of our common stock will be less than if leverage had not been used. There is no assurance that our use of leverage, if any, will result in enhanced returns. The use of leverage involves other risks and special considerations for common stockholders including, but not limited to, the following:

•           Our ability to pay dividends on common stock would be restricted if dividends on the preferred stock and/or interest on borrowings have not been paid, or set aside for payment.

•           It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants that may restrict our operating flexibility or prevent us from paying dividends and other distributions on common stock in certain instances.

•           Any Leverage Instruments that we issue or incur may be secured by a lien on our assets, which, in the event of a default under the instrument governing the debt, would subject such collateral to liquidation by the lenders.

•           We and, indirectly, our stockholders will bear the cost of issuing and servicing our Leverage Instruments.

•           Any Leverage Instruments that we issue in the future will have rights, preferences and privileges over our income and against our assets in liquidation that are more favorable than those of our common stock.

•           There will likely be greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage.

•           When we use leverage, the management fee payable to our Advisor may increase.

•           We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us.

•           The 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders, including rights that could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock. See “Description of Capital Stock — Preferred Stock.”

Our use of derivatives instruments may result in losses greater than if they had not been used and the counterparty in a derivative transaction may default on its obligations.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, enter into a variety of interest rate transactions such as swaps, floors or collars or credit transactions and enter into total return swaps. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments, any of which could yield a materially adverse impact on the performance of our common stock. Furthermore, the ability to successfully use these techniques depends on the ability of our Advisor to correctly predict pertinent market movements, which cannot be guaranteed. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices lower than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with common portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. If there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce the net asset value of our common stock.

We operate in a market with many competitors for investment opportunities.

There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the energy infrastructure sector, including publicly traded investment companies and private equity funds. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our capability to make interest or distribution payments on any securities we may issue. Some of our competitors may have greater resources, a lower cost of capital than we have, or greater access to funding sources not available to us. Furthermore, a significant number of our competitors are not subject to the regulatory restrictions that the 1940 Act, with which we must comply in order to qualify as a RIC. We cannot assure you that the competitive pressures that we face will not have a material adverse effect on our business, financial condition, results of operations and prospects. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

Our Advisor will provide advisory services to other investment vehicles that may share common investment objectives with us, which may create conflicts of interest.

Conflicts of interest may arise because our Advisor and its affiliates will be carrying on considerable investment activities for other clients in which we will have no interest. Our Advisor may have financial incentives to favor certain of such accounts over us. Any of its proprietary accounts and other customer accounts may contend with us for specific investment opportunities. Our Advisor may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may arise in which we could be disadvantaged because of the investment activities conducted by our Advisor for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position. Our Advisor may also be incentivized to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund.

Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power or energy infrastructure companies. In addition, to the extent our Advisor sources, contemplates, structures, or makes private investments in power or energy infrastructure companies, certain investment professionals of our Advisor may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be excluded from investing in a power or energy infrastructure company about which our Advisor has material nonpublic information.

Our investment opportunities may be limited by investment opportunities in companies that our Advisor is evaluating for other clients. To the extent a potential investment is appropriate for us and one or more other clients, our Advisor will need to fairly allot that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for us in which we are prohibited from investing under the particular allocation method being used for that investment.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its different clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or possible conflicts of interest with respect to investments made on our behalf. As a result of variations in trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for us. Further, the Advisor may at some time in the future, elect to manage other investment funds with the same investment objective as ours.

Our Advisor may increase our leverage, which may result in a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our leverage.

Because we will pay our Advisor a quarterly base management fee based on the value of our total assets (including assets acquired with leverage), our Advisor will have an economic incentive to increase our leverage. If our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender, which could negatively impact our business and results of operation. Successful use of leverage depends on our Advisor’s ability to predict or to hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

We will pay (and the holders of our common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the senior securities, including higher advisory fees. Accordingly, we cannot assure our common stockholders that the issuance of senior securities will result in a higher yield or return to the holders of our common shares. Costs of the offering of senior securities will be borne immediately by our common stockholders and result in a reduction of net asset value of our common shares. See “Leverage.”

Our Advisor’s liability will be limited under the investment management agreement, and we will agree to indemnify our Advisor against certain liabilities, which may cause our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Our Advisor has not assumed any responsibility to us other than to provide the services described in the investment management agreement, and it will not be responsible for any action of our board of directors in declining to follow our Advisor’s advice or suggestions. Pursuant to the investment management agreement, our Advisor and its members, managers, officers and employees will not be liable to us under the investment management agreement for their acts absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Advisor and its members, managers, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our Advisor not constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Advisor to act in a riskier fashion when acting on our behalf than it would when acting for its own account.

Modifications in laws or regulations governing our operations and those of our portfolio companies or our Advisor may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our Advisor will be subject to regulation at the local, state and federal level. Additional legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our Advisor and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment approach in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Advisor to other types of investments in which our Advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may negatively affect your investment in our common stock.

Our board of directors has the authority to modify or waive most of our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could adversely affect your interest in our common stock.

Risks Related to Our Investments

We have not identified any specific investments that meet our investment objective in which to invest the net proceeds of this offering.

As of the date of this prospectus, we have not identified any specific investments that meet our investment objective in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of shares in this offering.

Our portfolio investments may be concentrated in a limited number of portfolio companies in the energy industry, which will subject us to a risk of significant loss if any of these companies were to suffer a significant loss.

While we intend for the investments in our portfolio to be allocated among a substantial number of companies, we may invest up to 25% of our assets in any one portfolio company and our investments may initially be concentrated in a limited number of companies. As a consequence of this concentration, the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the appropriate federal income tax diversification requirements, we do not have set guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. We approximate that, once we have invested substantially all of the net proceeds of this offering, we will have invested in approximately 20 to 30 portfolio companies, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding many investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may vary as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater degree than that of a diversified investment company. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

In addition, our investments will be concentrated in the energy industry. Consequently, we will be exposed to the risks of adverse developments affecting the energy industry more so than if our investments were dispersed over a variety of industries.

The energy industry is subject to many risks.

We intend to concentrate our investments in the energy industry. The revenues, income (or losses) and valuations of Energy Companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The Advisor seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•           Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•           Commodity Pricing Risk. The return on our investments in Energy Companies will depend on the margins received by those companies or other Energy Companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

•           Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an Energy Infrastructure Company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

•           Operational Risk. Energy Companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some Energy Companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

•           Competition Risk. The Energy Companies in which we may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies will have superior financial and other resources.

•           Acquisition Risk. The ability of Energy Companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

•           Interest Rate Risk. The values of debt and equity securities of Energy Companies we expect to hold in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

•           Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Infrastructure Company’s operations and financial condition.

•           Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

•           Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an Energy Infrastructure Company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

•           Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Infrastructure Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy Infrastructure Company’s revenues and cash flows and ability to make distributions.

•           Financing Risk. Some of the portfolio companies in which we will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us.

Numerous factors may reduce the distributions paid by an Energy Infrastructure Company to us, which in turn may reduce the dividends we are able to pay to our common stockholders.

We expect that a substantial portion of the cash flow received by us will be derived from our investment in equity securities of Energy Companies. The amount of cash that an Energy Infrastructure Company has available for dividends or distributions and the tax character of such dividends or distributions are dependent upon the amount of cash generated by the Energy Infrastructure Company’s operations. Cash available for dividends or distributions will vary from month to month and is largely dependent on factors affecting the Energy Infrastructure Company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Infrastructure Company has available for dividends or distributions include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Our investments in Limited Partnerships are subject to unique risks arising from conflicts of interest and tax characterization.

An investment in Limited Partnership units involves some risks which differ from an investment in the common shares of a corporation. Holders of Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units (see “— Risks Relating to this Offering and our Common Stock — An investment in our common stock will involve certain tax risks that could negatively impact our common stockholders — MLP Tax Risks”) and conflicts of interest exist between common unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the Limited Partnership.

The publicly traded MLP securities in which we invest are subject to price fluctuations.

The publicly traded MLP securities in which we invest may be subject to general movements in the stock market, and a significant drop in the overall market may depress the price of securities to which we have exposure. MLP securities prices fluctuate for several reasons, including changes in the financial condition of a particular MLP, investors’ perceptions of MLPs, the general condition of the relevant stock market, or when political, catastrophic or economic events affecting the MLPs occur. In addition, the prices of publicly traded MLP securities may be sensitive to rising interest rates given their yield-based nature.

MLP Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLPs general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.

MLPs may issue additional common units without unitholder approval, which would dilute existing unitholders, including the Fund’s ownership interest.

The Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. Part of the Fund's investment objective is to generate income, and the Fund's investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

Investing in private companies may involve greater risk than investing in publicly traded companies due to the lack of available public information.

We will invest in public and non-traded companies, but non-traded companies may be subject to higher risk than investments in publicly traded companies. Little public information exists about many of these companies, and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to obtain all material information about these companies, we may not make a fully informed investment decision, and we may lose some or all of our investments in these companies. These factors could subject us to greater risk than investments in publicly traded companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment.

It may be difficult to trade and value our investments in thinly traded securities.

Although certain of the equity securities of the Energy Companies in which we invest will trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. In this event, if we are one of the largest investors in certain of these companies, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

          Liquidity Risk.  Although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Our equity investments may decline in value.

The equity interests in which we invest may not appreciate or may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. As a result, the equity interests in which we invest may decline in value, which may negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The debt securities in which we invest are subject to credit risk and prepayment risk.

In addition to the other risks described elsewhere in this prospectus, debt securities of Energy Companies are subject to credit risk and prepayment risk.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable

Prepayment Risk. Certain debt instruments, particularly any rated below investment grade or unrated securities in which we invest, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

Our portfolio companies may incur debt or issue securities that rank in right of payment equally with, or senior to, our investments in such companies. The holders of such debt or other obligations may be entitled to payments of principal and interest or other payments prior to any payments to us, which could prevent us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We intend to invest a portion of our assets in subordinated debt, preferred stock and common equity issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, debt that ranks in right of payment equally with, or senior to, our investment. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our investment. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets available for repaying its obligation to us. In the case of debt ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Economic downturns could harm our portfolio companies’ ability to conduct operations and to satisfy their obligations to their respective lenders and other investors, including us.

Our portfolio companies may be susceptible to economic downturns and may be unable to repay loans or fulfill their other financial obligations during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of our equity investments and the value of collateral securing some of our loans. Economic downturns could lead to financial losses in our portfolio and decreases in revenues, net income and assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or others could lead to defaults and, potentially, acceleration of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Terrorist attacks, acts of war or natural disasters may adversely affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are often uninsurable.

When we are a debt or non-controlling equity investor in a portfolio company, we generally will not be in a position to control the entity, and the management of the company may make decisions that could decrease the value of our portfolio holdings.

We anticipate primarily making debt and non-controlling equity investments, and will therefore be subject to the risks that a portfolio company may make business decisions with which we disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may not have the necessary funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation by among other things, making a follow-on investment or exercising a warrant to purchase common stock.

There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or reduce the expected yield on our investment.

We may invest a portion of our assets in foreign securities, which typically involves more risks than investing in comparable U.S. securities.

Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. For example, if the value of the U.S. dollar increases compared to a foreign currency, an investment in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to our investments in foreign securities.

Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of our assets) also may involve delays in payment, delivery or recovery of money or investments.

Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. public companies.

Certain foreign securities may be less liquid and more volatile than many U.S. securities. This means we may at times be unable to sell foreign securities at favorable prices or at all.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and we may not be able to pass through to our stockholders foreign tax credits or deductions with respect to these taxes.

The transaction expenses for our investments in non-traded companies may be higher than customary brokerage commissions.

Unlike the publicly traded securities that we may hold, we will generally acquire and dispose of our investments in non-traded companies through privately negotiated transactions. The negotiation and documentation of such transactions will often be complex, and the transaction costs that we incur during the course of investing in a non-traded company will be significantly greater than customary brokerage commissions that we would pay if we were investing in publicly traded securities. We anticipate that our annual portfolio turnover rate will be approximately 10% to 20%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Advisor’s execution of investment decisions.

Risks Related to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other RICs or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. In the event that we are unable to invest at least 50% of the net proceeds of this offering within two years after the consummation of this offering, we may seek the vote of our stockholders to change our business purpose or take such other action as may be required by the SEC.

We anticipate that, depending on market conditions, it will take us up to nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during this period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may not be able to pay you dividends and our dividends may not grow over time. We may have difficulty paying our required dividends if we recognize income before or without receiving cash representing such income.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be harmed by, among other things, the risk factors described in this prospectus. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the principal balance and due at the end of the maturity date of debt securities in which we invest. Such original issue discount or increases in principal balances as a result of payment-in-kind arrangements, both of which could be significant relative to our overall investment activities, are included in our income before we receive any corresponding cash payments. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to income tax. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC.”

An investment in our common stock will involve certain tax risks that could negatively impact our common stockholders.

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

We cannot assure you what percentage of the dividends paid on our common stock, if any, will be treated as qualified dividend income or long-term capital gain or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2010.

MLP Tax Risks. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution from such MLP would be reduced. As a result, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return of our investment in such MLP, which would likely cause a reduction in the net asset value of our common stock.

The Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of Energy Infrastructure Companies in which it invests. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Advisor will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.

Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by our common stockholders.

An investment in our shares is not intended for investors seeking short-term profit potential.

Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. The portfolio securities we seek will generally be illiquid. Therefore, our ability to receive interest, dividends or cash distributions or otherwise realize any return on illiquid investments in the short-term will be limited, and, as a result, our financial condition and the performance of our common stock during any short-term period may be impaired. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our common stock.

An offering of equity securities could dilute our existing stockholders and may be senior to our common stock for the purposes of dividends and distributions.

In the future, we may attempt to increase our capital resources by making additional offerings of Leverage Instruments, subject to the restrictions of the 1940 Act. Upon the liquidation of our company, holders of our Leverage Instruments would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on dividends that could limit our ability to pay dividends to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors which may be beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

A regular trading market for our common stock might not develop, which would harm the liquidity and value of our common stock.

Prior to this offering, there has been no established trading market for our common stock. Our common stock has been approved for listing on the New York Stock Exchange, subject to notice of official issuance, under the symbol “   ”. However, we cannot assure you that regular trading of our common stock will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of the liquidity of any trading market for our common stock, the ability of our stockholders to sell their shares of our common stock or the prices that our stockholders may obtain for their shares of our common stock.

Shares of companies sold in an initial public offering often trade at a discount to the initial public offering price due to underwriting discounts and related offering expenses.

The market price and trading volume of our common stock may be volatile following this offering, and you may be unable to resell your shares at or above the initial public offering price.

Even if active trading markets develop for our common stock after this offering, the market price of our common stock may be highly volatile and subject to wide fluctuations. In addition, the trading volume in our common stock may fluctuate and cause significant price variations to occur. If the market price of our common stock declines significantly, you may be unable to resell your shares at or above the initial public offering price. We cannot assure you that the market price of our common stock will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect our stock price or result in fluctuations in the price or trading volume of our common stock include significant volatility in the market price and trading volume of other companies in our sector, which are not necessarily related to the operating performance of these companies; changes in regulatory policies or tax guidelines, particularly with respect to RICs; any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts; actual or anticipated variations in our quarterly operating results or dividends; changes in market valuations of similar companies; changes in the energy sector; changes in the value of our portfolio of investments; adverse market reaction to any increased indebtedness we incur in the future; additions or departures of key management personnel; actions by institutional investors who hold our common stock; loss of RIC status; speculation in the press or investment community; general market and economic conditions; loss of a major funding source; and adverse changes to other entities or funds affiliated with our Advisor.

Shares of closed-end management investment companies may trade at a discount from net asset value.

Shares of closed-end management investment companies may trade at a discount from net asset value. This characteristic of a closed-end investment company is a risk separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a closed-end investment company that trades at a discount is more pronounced for investors who sell their shares in a relatively short period of time following completion of the offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares of common stock are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. We cannot predict whether our common stock will trade at, above, or below net asset value.

We may allocate the net proceeds from this offering to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in investments with which you may not agree. Although we have attempted to describe our Targeted Investments and their expected characteristics, our goal is to allocate investments in compliance with the 1940 Act, the RIC qualification requirements of the Code and in accordance with our investment objective. If such rules and regulations change or if the energy finance market dictates that we vary our investment approach from that described in this prospectus, then we will adjust our investment allocations and strategy accordingly.

Shares of our common stock eligible for future sale may harm our share price.

Upon consummation of this offering, we will have 50,000 shares of common stock outstanding (or     ,000,000 shares of common stock if the over-allotment option is exercised in full). We cannot predict the effect, if any, of future sales of shares of our common stock, or the availability of shares for future sales, on the market price of our common stock. Sales of substantial amounts of these shares of our common stock, or the perception that these sales could occur, may harm prevailing market prices for our common stock.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

The net cash proceeds that we receive from this offering will be net of the underwriting discount of $    per share as well as other offering expenses of $      per share. As a result, our net asset value per share immediately after completion of this offering is estimated to be $        per share, compared to an offering price of $20.00 per share. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the net asset value per share of common stock after this offering and will indirectly bear the costs of the underwriting discount and other offering expenses.

Certain provisions of Maryland law and our Charter and Bylaws could hinder, delay or prevent a change in control of our company.

Our charter (the “Charter”), Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”) to the extent such statute is not preempted by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of common stock. If the applicable board resolution is repealed or our board of directors does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our Bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock.

NET ASSET VALUE

We will determine and publish the NAV of our common shares on at least a monthly basis and at such other times as our board of directors may determine. The NAV per common share equals our NAV divided by the number of outstanding common shares. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures adopted by our board of directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our board of directors.

•           The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•           An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•           Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

•           A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount.

•           Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

•           Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

Whenever possible, privately issued equity investments are valued using comparisons of financial ratios of the portfolio companies that issued such equity securities to any peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments in privately issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities are subject to fair value write-downs when the asset is considered impaired.

Factors that we may take into account in fair value pricing our investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors. Determination of fair values involves subjective judgments and estimates, which may not be audited. Accordingly, under current auditing standards, we expect that the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

We expect to invest in one or more taxable subsidiaries formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

DISTRIBUTIONS

Once we are fully invested and to the extent we receive income, we intend to make monthly cash distributions of our investment company taxable income to common stockholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

We intend to elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC and maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Several factors will affect the level of our income, such as our asset mix. To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our NAV and, correspondingly, distributions from undistributed income will deduct from our NAV.

If we issue Leverage Instruments, we will be prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our Leverage Instruments.

In connection with this offering, we have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will generally be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of the Depository Trust Company (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent,    , in additional common shares (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by      as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

Whenever we declare a distribution payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares.

We will use primarily newly-issued common shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to instruct the Plan Agent to purchase shares in the open market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than xx days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If the participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rate share of brokerage commissions on the shares sold plus a $          transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least xx days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $         fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to        .

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock and preferred stock, with no par value per share. Upon completion of this offering, we will have 50,000 of our common shares issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders are generally not liable for our debts or obligations.

The following table provides information about our outstanding capital stock upon completion of this offering (assuming the underwriter’s overallotment option is not exercised):

Title of Class	Number of Shares Authorized	Number of Shares Held by the Company or for its Account	Number of Shares Outstanding
Common Stock	,000,000	0	0
Preferred Stock	,000,000	0	0

Common Stock

All shares of our common stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have shares of preferred stock outstanding, and so long as we remain subject to the 1940 Act, holders of our common stock will not be entitled to receive any net income of, or other distributions from, us unless all accumulated dividends on preferred stock have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred stock and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of all of our directors. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common stock will have equal dividend, liquidation and other rights.

The Fund has no present intention of offering additional common stock, except as described herein and under the Dividend Reinvestment Plan. Other offerings of our common stock, if made, will require approval of our Board of Directors and will be subject to the requirement of the 1940 Act that shares may only be sold at a price below the then-current NAV, exclusive of underwriting discounts and commissions, upon satisfaction of one or more conditions.

Because our Advisor’s management fee is based upon our average monthly Managed Assets, our Advisor’s interest in recommending the issuance and sale of common stock below NAV may conflict with our interests and those of our stockholders.

Preferred Stock

We may, but are not required to, issue preferred stock. We will not issue what historically has been known as auction rate preferred securities. As long as we remain subject to the 1940 Act at the time of a preferred stock offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

As long as we are subject to the 1940 Act, the holders of any preferred stock, voting separately as a single class, will have the right to elect at least two members of our Board of Directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred stock, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred stock and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred stock will reduce the leverage applicable to our common stock, while any resale of our preferred stock will increase that leverage.

The discussion above describes the possible offering of our preferred stock. If our Board of Directors determines to proceed with such an offering, the terms of our preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering and may fix the terms of our preferred stock to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS
AND THE MARYLAND GENERAL CORPORATION LAW

The following description contains a summary of certain provisions of our Charter and Bylaws.

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that may make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage known coercive takeover practices and inadequate takeover bids in order to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the potential benefits of these provisions outweigh the disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our board of directors may amend the Bylaws to alter the vote required to elect directors.

Vacancies; Removal. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the holders of one or more class or series of preferred stock to elect or remove directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice of Director Nominations and New Business. Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at such special meeting.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. Our Charter and Bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights. Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights.

Limitation on Liability of Directors and Officers. Maryland law allows a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and Bylaws mandate that to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, we must indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions. The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights unless they are approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by our officers or by our directors are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•           one-tenth or more but less than one-third,

•           one-third or more but less than a majority, or

•           a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel our board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then we may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. Our right to repurchase control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (b) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests.

Business Combinations. According to Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Such business combinations include a merger, consolidation, share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•           any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•           an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our board of directors.

After the five-year prohibition, any business combination between a Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•           80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•           two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The law permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

Taxation of Fund

The Fund intends to qualify as, and to qualify each year for the special tax treatment afforded, a “Regulated Investment Company” (“RIC”) under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders.

Income Test. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

Diversification Tests. With respect to asset diversification requirements, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

As set forth above, one requirement of the Diversification Tests is that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. There is limited guidance beyond some general guidelines in the Treasury Regulations concerning the determination of what constitutes similar trades or businesses. Therefore, to determine whether issuers are engaged in the same or similar trades or businesses, we have classified the activities of Energy Companies by distinct business functions. These business functions were determined primarily by using standard industry classification codes, or “SIC codes,” that are generally used by companies in the energy industry.

We expect to form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

Distribution Requirements.  Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of Taxable Subsidiaries

We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiary will be reduced to the extent that the subsidiaries are subject to income taxes.

Taxation of Stockholders

Distributions by us generally will be taxable to you as ordinary income or capital gains.  Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to you to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock.  A portion of such distributions, to the extent attributable to dividends the Fund receives from domestic corporations, may qualify (i) in the case of corporate stockholders, for the dividends received deduction, and (ii) in the case of individual stockholders for taxable years ending on or before December 31, 2010, as qualified dividend income that is subject to a maximum tax rate of 15%.  Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to you as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of your holding period for your common stock and regardless of whether paid in cash or reinvested in additional common stock.  Distributions in excess of our earnings and profits first will reduce your adjusted tax basis in your common stock and, after the adjusted basis is reduced to zero, will constitute capital gains.  Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% in the case of individuals, trusts or estates for taxable years beginning on or before December 31, 2010, if the distributions are attributable to common stock held for more than one year.

Under the dividend reinvestment plan, you can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to you.  You will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to your account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, you will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by you on December 31 of the year in which the dividend was declared.

You generally will recognize taxable gain or loss if you sell or otherwise dispose of your shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if you have held your shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.  In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individuals currently are subject to a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. Such rate is lower than the maximum rate on ordinary income currently payable by individuals.  Corporations currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to qualified dividend income) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, taxable as qualified dividend income).  Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The above section is a general descriptive abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as of the date of this prospectus as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

CLOSED-END FUND STRUCTURE

We are registered as a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) under the 1940 Act. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of such a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Mutual funds also generally offer new shares on a continuous basis to new investors and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end funds are traded, they frequently trade at a discount to their NAV. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the closed-end fund’s net asset value may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to our Charter. Our shares of common stock are expected to be listed on the NYSE under the trading or “ticker” symbol “    .”

UNDERWRITING

We intend to offer the shares through the underwriters named below.                                      is acting as representative of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares
0

The underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the underwriters are not required to take or pay for the common shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $      a share under the initial offering price. Any underwriter may allow, and such dealer may reallow, a concession not in excess of $      a share to the other underwriters or to certain dealers. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $      a share are equal to     % of the initial offering price. Investors must pay for any common shares purchased on or before          , 2010.

The Fund has granted to the underwriters an option, exercisable for       days from the date of this prospectus, to purchase up to an aggregate of      common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total price to the public would be $     , the total underwriters’ discounts and commissions (sales load) would be $     , the estimated offering expenses would be $      and the total proceeds to the Fund would be $     .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share (With Option)	Per Share (Without Option)	Total (With Option)	Total (Without Option)
Sales Load	$
Expenses Paid by us	$

The fees described below under “ — Additional Compensation to Be Paid by the Investment Adviser” are not reimbursable to the Investment Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $        a share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Adviser or an affiliate will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $      in total.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($2,000).

The Fund intends to apply to have the common shares approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol “      .”

The Fund has agreed that, without the prior written consent of                                              , on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

  •   offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

  •   enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In addition, certain officers of the Investment Adviser, including all of the Fund’s officers and certain of the Fund’s Directors, are expected to purchase approximately           of the Fund’s common shares at the public offering price in this offering. Each of these individuals has agreed that, without the prior written consent of                                                                                              , on behalf of the underwriters, during the period ending 180 days after the date of this prospectus, he or she will be bound by lock-up restrictions similar to those described above binding the Fund.

In order to facilitate the offering of the common shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriters under the over-allotment option (exercisable for     days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Investment Adviser and the representative. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Investment Adviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The address of                                  is                                              .

 Additional Compensation to Be Paid by the Investment Adviser

 In connection with this transaction,                                         will be paid a marketing and structuring fee by the Investment Adviser (and not the Fund) equal to          % of the aggregate price to the public of the common shares sold                                       (including shares over-allotted by                               Incorporated regardless of whether the underwriters’ over-allotment option is exercised), and which will total $     . In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to                                                   by the Investment Adviser for assistance to the Investment Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares. These services provided by                            to the Investment Adviser are unrelated to the Investment Adviser’s function of advising the Fund as to its investments in securities.

In no event will the Investment Adviser pay the underwriters as a group more than         % of the aggregate price to the public of the common shares sold in this offering, including over-allotted shares.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

We have engaged    , which is located at    , to serve as the Administrator. We will pay the administrator a monthly fee computed at an annual rate of __% of the first $    million of the Company’s Managed Assets, __% on the next $    million of Managed Assets and __% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of ______.

   , which is located at    , will serve as the Company’s custodian.

   , which is located at    , will serve as the Company’s transfer agent, dividend paying agent, and Plan Agent for the Automatic Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., is the Company’s independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Directors.

LEGAL MATTERS

Baker Botts L.L.P., which is 98 San Jacinto Boulevard, Suite 1500, Austin, Texas 78701-4078 (“Baker Botts L.L.P.”), serves as counsel to the Company. ___________ serves as counsel to the underwriters. Certain legal matters in connection with the common shares offered by this prospectus will be passed upon for us by Baker Botts L.L.P.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information

Additional Information About Investment Policies and Restrictions

Management of the Fund

Code of Ethics

Privacy Policy

Proxy Voting Policies and Procedures

Investment Advisory Agreement

Portfolio Transactions and Brokerage

Tax Status

Other Services

_____________________________________________________

 50,000   Shares

[LOGO]

Common Shares

___________

PRICE $20.00 PER SHARE

___________

STEELPATH ENERGY INFRASTRUCTURE INVESTMENT COMPANY

___________

PROSPECTUS

___________

[          ]  , 2010

STATEMENT OF ADDITIONAL INFORMATION

STEELPATH ENERGY INFRASTRUCTURE INVESTMENT COMPANY

2100 MCKINNEY AVE, SUITE 1401, DALLAS, TEXAS 75201

(214) 740-6040

        The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

        This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus of SteelPath Energy Infrastructure Investment Company, dated August 10, 2010, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. You may request a free copy of the SAI or our semi-annual or annual reports by calling us at 888-614-6614 (toll free) or (214) 740-6040 or by writing to us. You can get the same information free from the Securities and Exchange Commission's, or the SEC's website at www.sec.gov, or after this offering at our website at www.steelpath.com.

        This SAI is dated  __________, 2010.

        SUBJECT TO COMPLETION, DATED _______, 2010

___________________________________________________________________

TABLE OF CONTENTS

General Information

Additional Information About Investment Policies and Restrictions

Management of the Fund

Code of Ethics

Privacy Policy

Proxy Voting Policies and Procedures

Portfolio Transactions and Brokerage

Tax Status

Experts

Financial Statement

GENERAL INFORMATION

SteelPath Energy Infrastructure Investment Company, or "we", "us", "our", the "Company" or the “Fund”, is a newly organized, non-diversified, closed end management investment company organized as a Maryland corporation. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of directors without the approval of our shareholders. Our investment objectives are fundamental and cannot be changed without a vote of our shareholders.

Our investment objective is to generate a high level of current income, with a focus on capital preservation and inflationary growth primarily through debt and equity energy infrastructure investments. Our operations will be externally managed and advised by our Advisor, pursuant to an investment management agreement. We will seek to achieve this objective by investing at least 90% of our net assets together with the proceeds of any borrowings in securities of companies that derive the majority of their revenue from activities in the energy infrastructure industry, including: Midstream Energy Infrastructure Companies, which are businesses that operate assets used to gather, transport, and store natural gas, natural gas liquids, crude oil, or refined petroleum products; Downstream Energy Infrastructure Companies, which are businesses that process, treat, and refine natural gas, natural gas liquids, and crude oil; and Other Energy Infrastructure Companies, which are businesses engaged in owning and managing alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen, and biodiesel.

Portfolio Investments

We will seek to achieve our investment objectives by investing in a wide range of securities that produce a high level of current income, including, but not limited to, energy infrastructure asset joint ventures, fixed income securities and dividend-paying equity securities, including securities issued by  Master Limited Partnerships (“MLPs”). Securities that generate income in which we may invest include, but are not limited to, the following classes of securities:

•           Fixed income securities of Energy Infrastructure Companies.  The dislocation in the credit markets has created interesting opportunities in the energy infrastructure debt markets. We believe opporuntiies exist to purchase the debt securities of large, well capitalized publicly traded energy companies at attractive valuations.

•           Secured, asset-level debt in the Energy Infrastructure Companies.  Outstanding asset-level debt (issued by subsidiaries of public and private corporations , and MLPs) in the energy infrastructure sector is a approximate $100 billion market that allows the Advisor to select the individual credits of certain energy infrastructure assets to further high-grade the value of our credit portfolio.

•           Greenfield Projects. We intend to invest in the equity interests and secured debt of private joint ventures formed to build energy-related projects with little or no operating history (“Greenfield Projects”). We will seek to work with existing Energy Infrastructure Companies and MLPs to form joint ventures to construct Greenfield Projects. Greenfield Projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure assets that is integrated with the company’s existing assets. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. This niche leverages the organizational span and operating expertise of large, publicly traded companies to earn higher returns while receiving asset-level security. This arrangement considerably lowers the investment risk profile relative to usual private equity financing and build-outs. Taking advantage of financing restrictions, this is perhaps the most attractive area of investment.

•           Private equity securities of Energy Infrastructure Companies.  Comprised of traditional private equity control positions, minority investments, and private investments in public entities. Long-term demand trends, fruitful unconventional gas production growth, a change towards greater utilization of Canadian and other heavy crudes by US refiners, and a lack of existing energy infrastructure provide a significant backlog of new-build projects that are ripe for financing. Financing needs for acquisition and consolidation opportunities are also substantial.

•           Publicly Traded Energy Infrastructure Equities.  We will invest in the public equities of Energy Infrastructure Companies including investing in the securities of Master Limited Partnerships.

Investment Restrictions

The following are investment limitations, set forth in their entirety, that have been adopted by the Fund as fundamental and my not be changed without the approval of majority of outstanding voting securities.

We may not:

•           issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•           invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

•           underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

•           purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•           purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

MANAGEMENT OF THE FUND

The Board has overall responsibility for monitoring the operations of the Company and for supervising the services provided by the Advisor and other organizations. The officers of the Company are responsible for managing the day-to-day operations Company.

Set forth below is information with respect to each of the Director and officers of the Company, including their principal occupations during the past five years.

Independent Directors

Name, Address, and DOB	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Edward F. Kosnik 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1944	Director	Indefinite/Since August 2010	Private investor, Director of Blueknight Energy Partners G.P., L.L.C. (formerly Semgroup Energy Partners GP LLC) from July 2008 to November 2009; Director of Buckeye GP LLC from its inception in 1986 to September 2007; Director of Premcor Inc. from November 2004 to September 2005; member of the Board of Trustees of Marquette University from September 2006 to September 2009. He is a consultant to a private energy investment corporation	3	N/A

Name, Address, and DOB	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Duke R. Ligon 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1941	Director	Indefinite/Since August 2010	Devon Energy Corporation, Senior Vice President and General Counsel; Love’s Travel Stops & Country Stores, Inc., Strategic Advisor	3	Blueknight Energy Partners, L.P., Quest Midstream Partners, L.P., Heritage Trust Company, Security State Bank, Panhandle Oil and Gas Inc., and Pre-Paid Legal Services, Inc.
Davendra S. Saxena 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1979	Director	Indefinite/Since August 2010	Berenson & Company, Director, Energy Investment Banking	3	N/A

Name, Address, and DOB	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Christopher W. Keene 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1965	Director	Indefinite/Since August 2010	Rangeland Energy, Chief Executive Officer; Sunoco Logistics Partners, Vice President of Business Development	N/A	N/A

Interested Directors & Officers

Name, Address, and DOB	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Stuart Cartner 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1960	Vice President and Treasurer	Indefinite/Since August 2010	SteelPath Capital Management, Partner; Goldman Sachs, Vice President	3	N/A
*Gabriel Hammond 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1979	President and Director	Indefinite/Since August 2010	SteelPath Capital Management, Founder and Managing Partner	3	SteelPath MLP Funds Trust

Name, Address, and DOB	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupations During past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Erin Moyer 2100 McKinney Ave. Suite 1401 Dallas, TX 75201 YOB: 1979	Secretary	Indefinite/Since August 2010	SteelPath Capital Management, Vice President; JHU Applied Physics Laboratory, Lead Engineer	3	N/A

___________________

* Gabriel Hammond is an interested Director because he controls the Advisor.

Board of Director’s Interest in the Company

The Directors owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Edward F. Kosnik	NONE	NONE
Duke R. Ligon	NONE	NONE
Davendra S. Saxena	NONE	NONE
Gabriel Hammond	NONE	NONE
Christopher W. Keene	NONE	NONE

Director Interest in Advisor, Underwriter, or Affiliates

As of the end of the most recently completed calendar year, neither the Directors who are not “interested” persons, as defined by the 1940 Act, of the Company nor members of their immediate families, owns or has owned securities beneficially or of record in the Advisor, the Underwriter, or any affiliate of the Advisor or Underwriter during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Directors who are not “interested” persons, as defined by the 1940 Act, of the Company nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Advisor, the Distributor, or any of their affiliates during the past two calendar years. The Directors owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Edward F. Kosnik	NONE	NONE	NONE	NONE	NONE
Duke R. Ligon	NONE	NONE	NONE	NONE	NONE
Davendra S. Saxena	NONE	NONE	NONE	NONE	NONE
Gabriel Hammond	NONE	NONE	NONE	NONE	NONE
Christopher W. Keene	NONE	NONE	NONE	NONE	NONE

Compensation

Our directors and officers who are “interested persons” by virtue of their employment by SteelPath serve without any compensation from us. Each of our Independent Directors receives a $20,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,000 per Board meeting; $1,000 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Edward F. Kosnik
Duke R. Ligon
Davendra S. Saxena
Gabriel Hammond
Christopher W. Keene

Committees of the Board

The Nominating, Corporate Governance and Compensation Committee is responsible for appointing and nominating all persons to our board of directors, overseeing the composition of the board of directors and the implementation of our corporate governance policies and overseeing the compensation of the Independent Directors.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. The members of our Valuation Committee are xxx, each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to board of director approval). The members of our Audit Committee are xxx each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

Portfolio Managers

The Advisor has established an investment committee (the “Investment Committee”) that is primarily responsible for all investment-related services provided to the Funds by the Advisor. The Investment Committee is led by Mr. Hammond and Mr. Cartner.

Gabriel Hammond, founder and Manager of the Advisor and founder and Managing Member of the Advisor’s affiliate, SCM, since its formation in 2004. SCM, which was established in 2004, and the founder of SFA, formed in October of 2009. Prior to founding SCM, Mr. Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division. Specializing in the Master Limited Partnership midstream energy space, Mr. Hammond advised Goldman Sachs, & Co. Asset Management with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman. Mr. Hammond sits on the Board of Directors of the National Association of Publicly Traded Partnerships, and is also a director of PostRock Energy Corporation. Mr. Hammond graduated from Johns Hopkins University, with Honors in Economics.

Stuart Cartner, Member of the Advisor since its formation in 2009 and Member of the Advisor’s affiliate SCM since 2007. Prior to joining SCM,  Mr. Cartner was a former Vice President in the Private Wealth Management Division of Goldman, Sachs & Co. As a Private Wealth Advisor for nineteen years at Goldman, he was responsible for managing a multi-hundred million dollar portfolio of midstream Master Limited Partnerships for over a decade. Through his membership in a broader investment team with $3 billion under management, he has diverse investing and risk management experience across the public and private equity and derivatives spaces. Prior to his time at Goldman, Mr. Cartner worked at Trammell Crow Company and General Electric. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the J.L. Kellogg Graduate School of Management, Northwestern University.

Portfolio Manager Compensation

The Advisor is employee-owned, creating a unique set of incentives for the portfolio managers by encouraging them to focus on delivering long-term capital appreciation and discouraging them from taking inappropriate risks to boost short-term returns. Delivering long-term value to shareholders is the surest path to create equity value for their ownership stake. We believe that direct ownership is the strongest and most attractive type of long-term incentive plan available, and the surest way to retain our key personnel, maintain a consistent portfolio team, and deliver the best securities selection advice.

Each portfolio manager also receives a base salary, determined by the Advisor, based on his level of responsibility at the Advisor. In determining the amount of the base salary, the Advisor considers compensation levels in the investment management and broader financial services industries, and compensation levels generally at the Advisor and its affiliates.

The portfolio managers do not receive compensation that is based upon a Fund’s pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from the Advisor for their services as portfolio managers.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Funds, including other pooled investment vehicles and separately managed accounts. Fees earned by the Advisor may vary among these accounts, and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), resulting in other accounts outperforming the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. The Advisor will allocate all limited investment opportunities among the Funds based on the average assets in each Class of shares. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by a Fund. However, the Advisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Advisor has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Advisor and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Funds have no interest, and thus may have certain additional conflicts of interest. In addition, the Advisor may act as the investment advisor to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Advisor has adopted a Code of Ethics, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Advisor also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

Ownership of Fund Shares by the Portfolio Managers

As of              , 2010 the dollar range of equity securities of the Funds beneficially owned by each portfolio manager is:

Dollar Range of Equity Securities Owned in the Company

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,0001- $100,000	$100,0001- $1,000,000	Over $1,000,000
Gabriel Hammond	X
Stuart Cartner	X

CODE OF ETHICS

The Company and the Advisor have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. The Company takes conflicts of interest very seriously. The Company’s Code of Ethics does not allow its employees to purchase any MLP or any security owned by the Company in their personal accounts. The Advisor encourages its employees to own MLPs through its managed products, such as this Company, creating an alignment of interest with shareholders.

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others. The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Fund and Advisor employees with a legitimate business need for the information.

PROXY VOTING POLICIES AND PROCEDURES

The Company has delegated authority to vote proxies to the Advisor, subject to the supervision of the Board. The Advisor’s proxy voting policies are summarized below.

Policies of the Funds’ Advisor

It is the Advisor’s policy to vote all proxies received by the Funds in a manner that serves the best interests of the Funds. Upon receiving each proxy, the Advisor will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Advisor will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors considered by the Advisor in making such determinations include: the impact on the value of securities; the anticipated costs and benefits associated with the proposal; the effect on liquidity of a Fund’s investment; and customary industry and business practices. The Advisor generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Advisor’s duty is to vote in the best interests of a Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Advisor, the Underwriter, or any affiliated person and the interests of such Fund’s shareholders, the Advisor will take one of the following steps to resolve the conflict:

A. If a proposal is addressed by the specific policies adopted by the Advisor, it will vote in accordance with those policies.

B. If the Advisor believes it is in the best interest of the Fund to depart from the specific policies provided, the Advisor will be subject to the requirements of C or D below, as applicable.

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Advisor, the Advisor may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in D below, provided that such vote would be against the Advisor’s own interest in the matter (i.e., against the perceived or actual conflict). The Advisor will memorialize the rationale of such voted in writing.

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Advisor, and the Advisor believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Advisor must take on of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party; or (2) delegate the voting decision to any “independent” Director of the Fund, as applicable.

More Information

The actual voting records relating to portfolio securities during the 12-month period ending November 30 will be available without charge, upon request by calling toll-free, 888-614-6614, or by accessing www.steelpath.com or the SEC’s website at www.sec.gov. In addition, a copy of the Advisor’s proxy voting policies and procedures is available by calling 888-614-6614 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “Investment Management Agreement.”

The Advisor is a Delaware limited liability company with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The Advisor is affiliated with SteelPath Capital Management, LLC (“SCM”) which was established in 2004 and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. Gabriel Hammond is deemed to control the Advisor by virtue of his majority ownership of its shares. Mr. Hammond also controls SCM as the majority member of SCM. Subject to the supervision and direction of the Board, the Advisor manages each Fund’s securities and investments in accordance with each Fund’s stated investment objectives and policies, makes investment decisions and places order to purchase and sell securities on behalf of each Fund.

The Advisor provides investment advisory services to the Funds pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), dated [       ], 2010 between the Advisor and the Fund. The Advisory Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Directors who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Advisor (the “Independent Directors”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Funds’ first semi-annual report to shareholders.

The Advisor also provides such additional administrative services as the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Fund. In addition, the Advisor pays the salaries of officers of the Fund who are employees of the Advisor and any fees and expenses of Directors of the Fund who are also officers, directors, or employees of the Advisor or who are officers or employees of any company affiliated with the Advisor and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

The compensation owed to our Advisor following each calendar quarter will be determined by multiplying the Managed Assets by [  ]% (to provide an annualized fee of 1.25%). Such compensation will be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Advisor may serve as investment advisor to other clients, including private investment companies, and the Advisor may in the future act as investment advisor to other registered investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Advisor in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Fund regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Advisor from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Advisor effects transactions with brokers and dealers it believes provide the most favorable prices and are capable of providing efficient executions. The Advisor may place portfolio transactions with a broker or dealer that furnishes research and other services to the Advisor. Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Advisor from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses.

TAX STATUS

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and our taxable subsidiaries and distribute to our stockholders as dividends. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes. We will be subject to income tax if we are unable to qualify as a RIC. See Prospectus sections “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” and “Material U.S. Federal Income Tax Considerations.”

OTHER SERVICES

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., is the Company’s independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Directors.

Custodian

                     serves as custodian of the Company’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

We have retained      (the “Administrator    , to provide various administrative and accounting services necessary for the operations of the Fund and the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring the Funds compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. Each Fund pays the Administrator an annual fee calculated based upon the Fund’s average net assets. The fee is paid monthly.

Legal Counsel

Baker Botts L.L.P. serves as counsel to the Company.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2) Exhibits

(a) Articles of Incorporation — to be filed by amendment.

(b) Bylaws of Registrant — to be filed by amendment.

(c) Voting Trust Agreement — not applicable.

(d) Shareholder Rights Instruments — not applicable.

(e) Form of Dividend Reinvestment Plan — to be filed by amendment.

(f) Long-Term Debt Instruments — not applicable.

(g) Form of Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC — to be filed by amendment.

(h) Form of Underwriting Agreement between Registrant and      — to be filed by amendment.

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement between Registrant and     — to be filed by amendment.

(k) Other Material Contracts — to be filed by amendment.

(l) Form of Opinion and Consent of Baker Botts LLP — to be filed by amendment.

(m) Non-Resident Officers/Directors — not applicable.

(n) Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm for Registrant — filed herewith.

(o) Omitted Financial Statements — not applicable.

(p) Initial Seed Capital Subscription Agreement —to be filed by amendment.

(q) Model Retirement Plans — not applicable.

(r) Form of Amended and Restated Joint Code of Ethics of Registrant and SteelPath Fund Advisors Code of Ethics — to be filed by amendment.

___________________

Item 26. Marketing Arrangements

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Registration Fees	*
National Association of Securities Dealers, Inc. Registration Fees	*
Printing and Engraving Expenses	*
Postage	*
Legal Fees	*
Listing Fees	*
Marketing Expenses	*
Accounting Expenses	*
Transfer Agent Fees	*
Miscellaneous Expenses	*
Total	$*

 _________________

*   To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of [          ], 2010

Title of Class	Number of Record Holders
Common Shares	0

Item 30. Indemnification

Maryland law allows a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and Bylaws mandate that to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, we must indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

The Underwriting Agreement to be filed in response to Item 25(h) is expected to contain a provision requiring indemnification of underwriters by the Registrant.

Item 31. Business and Other Connections of Investment Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-70946).

Item 32. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant, at its principal offices, or its custodian, transfer agent, and administrator.

Item 33. Management Services

None.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of its common shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than 10 percent from the net asset value of the Fund as of the effective date of the registration statement, or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) Not Applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas, on the 9th day of August, 2010.

SteelPath Energy Infrastructure InvestmentCompany By: /s/ Gabriel Hammond Name: Gabriel Hammond Title: President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company of 1940, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Gabriel Hammond	President and Director (Principal Executive Officer)	August 9, 2010
Gabriel Hammond
/s/ Stuart Cartner	Treasurer and Vice President (Principal Financial and Accounting Officer)	August 9, 2010
Stuart Cartner
/s/ Edward F. Kosnik	Director	August 9, 2010
Edward F. Kosnik
/s/ Duke R. Ligon	Director	August 9, 2010
Duke R. Ligon
/s/ Davendra S. Saxena	Director	August 9, 2010
Davendra S. Saxena
/s/ Christopher Keene	Director	August 9, 2010
Christopher Keene

Index of Exhibits

(n) Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm for Registrant